Exhibit 10.27

AMENDMENT NO. 2 FREESTANDING DIALYSIS CENTER AGREEMENT NO. 200308360

The undersigned hereby agree to amend Freestanding Dialysis Center Agreement No. 200308360 between Amgen USA Inc. (“Amgen”), a wholly-owned subsidiary of Amgen Inc., and DaVita, Inc., including the freestanding dialysis center affiliate(s) listed on Appendix B, (collectively, “Dialysis Center”) including any prior amendments thereto (the “Agreement”), as stated below.

WHEREAS, Amgen and Dialysis Center entered into Freestanding Dialysis Center Agreement No. 200308360 effective January 1, 2004, and subsequent thereto entered into Amendment No. 1 to Freestanding Dialysis Center Agreement, Agreement No. 200308360 (“Amendment No. 1”);

WHEREAS, the Agreement sets forth the terms and conditions for the purchase of EPOGEN® (Epoetin alfa) and Aranesp® (darbepoetin alfa) (collectively, “Products”) by Dialysis Center, exclusively for the treatment of dialysis patients;

WHEREAS, the parties wish to amend this Agreement to modify the Term of the Agreement [DELETED] for the period [DELETED], modify rebate programs for the period [DELETED] through [DELETED], and offer new rebates for the period [DELETED] through [DELETED], and clarify certain terms of the Agreement, all as more fully set forth herein.

NOW, THEREFORE, in consideration of the premises and the mutual promises and undertakings herein contained, the parties hereto agree as follows:

SECTION 1. Amendment and Restatement of the General Terms and Conditions—The General Terms and Conditions of the Agreement shall be amended and restated in their entirety effective as follows on December 1, 2004 provided Dialysis Center executes this amended Agreement on or before December 1, 2004 (“Amended Date”). If Dialysis Center executes this amended Agreement after December 1, 2004, the Amended Date shall be the date on which the party last to execute this amended Agreement has executed this amended Agreement.

1.	Term of Agreement. The “Term” of this Agreement shall be defined as January 1, 2004 (“Commencement Date”) through December 31, 2005 (“Termination Date”).

2.	Dialysis Center Affiliates. Only those Dialysis Center affiliates (“Affiliates”) listed on Appendix B which is incorporated by reference hereto and made a part of this Agreement will be eligible to participate under this Agreement. Affiliates eligible to participate under this Agreement shall be facilities owned in whole or in part by Dialysis Center or for which Dialysis Center provides management or administrative services including such services as the purchasing and billing of EPOGEN® (Epoetin alfa) and Aranesp® (darbepoetin alfa) (collectively, “Products”). Additions to the Affiliates listed on Appendix B may be made pursuant to the request of Dialysis Center’s corporate headquarters and are subject to approval and acknowledgment by Amgen in writing, and such approval and acknowledgment shall not be unreasonably withheld, conditioned or delayed. Dialysis Center may delete Affiliates from participation in this Agreement at any time, in its sole discretion. Amgen requires reasonable notice before the effective date of change (the “Administrative Effective Date”) for any addition or deletion of Affiliates. Notwithstanding the immediately preceding sentence, Amgen agrees to coordinate with Dialysis Center’s Authorized Wholesalers (as defined in Section 4 of the Agreement) [DELETED] any and all purchases made by Dialysis Center [DELETED]

[DELETED] = Portions of this exhibit are subject to a request for confidential treatment and have been redacted and filed separately with the Securities and Exchange Commission.

Amendment No. 2 Agreement No. 200308360 (Continued)

pursuant to which Dialysis Center is legally authorized to purchase Products for such added Affiliate [DELETED]; all such purchases by Dialysis Center during such period shall constitute “Qualified Purchases” under this Agreement and shall be included for purposes of eligibility and calculation of each and every discount and incentive provided hereunder and in Appendix A which is incorporated by reference hereto and made a part of this Agreement, including but not limited to the [DELETED] set forth in Section 1 of Appendix A for Aranesp® purchases and including but not limited to the [DELETED] set forth in Section 2 of Appendix A for EPOGEN® purchases, so long as Amgen is not obligated to pay the same discount or incentive attributable to the same purchases to any person or entity other than Dialysis Center. Amgen reserves the right in its reasonable discretion to terminate any Affiliates with regard to participation in this Agreement. Termination of any Affiliate by Amgen shall be effective (a) immediately in instances in which Amgen determines, in its sole discretion, that such immediate termination is required by law or order of any court or regulatory agency or as a result of negligence or willful misconduct in the use or administration of Products by such Affiliate; or (b) upon thirty (30) days prior written notice to Dialysis Center in all other instances; provided, that such termination shall be effective before the expiration of such thirty (30) days where Dialysis Center requests or consents to such earlier termination.

3.	Own Use. Dialysis Center hereby certifies that Products purchased hereunder shall be for Dialysis Center’s “own use” for the exclusive treatment of dialysis patients.

4.	Authorized Wholesalers. Attached hereto as Appendix C is a complete list, as of the date of execution of this Agreement, of the wholesalers from which Dialysis Center intends to purchase Products. All of the wholesalers so designated by Dialysis Center are hereby approved by Amgen to participate in this program and are deemed “Authorized Wholesalers”. Notification of proposed changes to the list of Authorized Wholesalers must be provided to Amgen in writing at least thirty (30) days before the effective date of the proposed change; provided, however, that Amgen will use its best efforts to accept a change on fewer than thirty (30) days’ notice. Amgen reserves the right, in its reasonable discretion, to reject or terminate, with reasonable notice, any wholesaler with regard to participation in this Agreement, so long as (a) Amgen rejects or terminates such wholesaler with respect to providing Products to any and all purchasers of Products, or (b) such wholesaler independently requests Amgen to remove it as an Authorized Wholesaler for Dialysis Center. Amgen also reserves the right, in its reasonable discretion, to accept wholesalers with regards to participation in this Agreement, but Amgen agrees that it shall accept any wholesaler designated by Dialysis Center which provides Products to other purchasers approved by Amgen. Dialysis Center agrees to request all Authorized Wholesalers to submit product sales information to a third-party sales reporting organization designated by Amgen. In the event Amgen terminates any Authorized Wholesaler from which Dialysis Center is purchasing Products, Amgen will work with Dialysis Center to identify other possible Authorized Wholesalers from which Dialysis Center may purchase Products and/or, in the case of an emergency and subject to credit qualification as well as receipt and approval of an “Application for Direct Ship Account”, use reasonable efforts in attempting to establish a temporary direct purchase relationship between Dialysis Center and Amgen until such time as an alternative Authorized Wholesaler can be secured, which in no event shall exceed sixty (60) days. If Dialysis Center purchases directly from Amgen as contemplated immediately above, all purchases made from Amgen shall be deemed “Qualified Purchases” (as defined below) and all such purchases shall be accounted for in the calculation of the discounts and incentives provided for in this Agreement and in Appendix A.

5.	Qualified Purchases. Only Products purchased under this Agreement by Dialysis Center through Authorized Wholesalers (or directly from Amgen as provided in Section 4 above), as confirmed by Amgen based on sales tracking data, will be deemed “Qualified Purchases”.

6.

Commitment to Purchase. Subject to the terms of Section 20 below, Dialysis Center agrees to exclusively purchase Products for all of its dialysis use requirements for erythropoietic agents. Notwithstanding the

Amendment No. 2 Agreement No. 200308360 (Continued)

foregoing, Amgen expressly acknowledges and agrees that Dialysis Center may participate in clinical trials involving the administration of other products for the management of anemia in dialysis patients. Dialysis Center may purchase another brand of recombinant human erythropoietin for its dialysis use requirements only for the time, and only to the extent, that Amgen has notified Dialysis Center’s corporate headquarters in writing that Amgen cannot supply EPOGEN® or Aranesp® within and for the time period reasonably required by Dialysis Center. Any such notification shall be given by Amgen at least thirty (30) days prior to the date on which Amgen will cease supplying EPOGEN® or Aranesp® to Dialysis Center, unless an act or event described in Section 21 of the Agreement, or an order of a regulatory agency or other action arising out of patient safety concerns, requires the giving of shorter notice. In the event that Amgen fails to supply Dialysis Center with EPOGEN® or Aranesp® as ordered (including as a result of force majeure event as described in Section 21), Dialysis Center shall be entitled, at a minimum, to have the same proportion of its purchase orders fulfilled at all times as other purchasers of EPOGEN® or Aranesp® and, upon request, Amgen shall provide written assurances of same to Dialysis Center.

7.	Confidentiality. By the nature, terms and performance of this Agreement, Amgen and Dialysis Center acknowledge and agree that the parties will exchange confidential and proprietary information (including business and clinical practices and protocols and patient information, “Confidential Information”.) Confidential Information includes not only written information but also information transferred orally, visually, electronically, in a machine readable format or by any other means and includes all notes, analyses, compilations, studies and summaries thereof containing or based on, in whole or in part, any Confidential Information. Confidential Information does not include any information which the receiving party can show was publicly available prior to the receipt of such information by the receiving party, or thereafter became publicly available other than by any breach of this Agreement by the receiving party. Information shall be deemed “publicly available” if it is a matter of public knowledge or is contained in materials available to the public. Accordingly, the parties agree (a) to hold all such Confidential Information (including but not limited to this the terms of this Agreement) received from the other in confidence and to use such Confidential Information solely for the purposes set forth in this Agreement; and (b) to not disclose any such Confidential Information received from the other, or the terms of this Agreement, to any third party (including Amgen Inc. or any other affiliate of Amgen), or otherwise make such information public without prior written authorization of the other party, except where such disclosure is contemplated hereunder or required by law or pursuant to subpoena or court or administrative order, and then only upon prior written notification to the other party (giving such party an adequate opportunity to take whatever steps it deems necessary to prevent, limit the scope of or contest the disclosure). Any party which seeks to prevent disclosure or to contest or limit the scope of any such disclosure by the other party shall pay all of the costs and expenses incurred by the other party directly related thereto, and such other party shall not unreasonably object to or interfere with the objecting party’s actions it deems necessary to undertake. For purposes of the foregoing, any Confidential Information received by any employee, partner, agent, affiliate, consultant, advisor, data collection vendor or other representative (in any case, a “representative”) of a party to this Agreement pursuant to the terms of this Agreement shall be deemed received by such party to this Agreement, and any breach by any such representative of the foregoing confidentiality provisions shall be deemed a breach by the respective party to this Agreement.

8.

Discounts. Dialysis Center shall qualify for discounts and incentives subject to material compliance with the terms and conditions of this Agreement as well as the schedules and terms set forth in Appendix A. Discounts in arrears will be paid in the form of a wire transfer to Dialysis Center’s corporate headquarters, and Amgen Inc. hereby guarantees Amgen’s obligation to pay all discounts earned by Dialysis Center hereunder. Discounts in arrears will be calculated in accordance with Amgen’s discount calculation policies based on Qualified Purchases using Amgen’s standard [DELETED] as the calculation price, except as otherwise provided hereunder or as set forth in Appendix A. Payment amounts, as calculated by Amgen, must equal or exceed $500.00 for the applicable period to qualify, and are subject to audit and final

Amendment No. 2 Agreement No. 200308360 (Continued)

determination by arbitration, as provided in Appendix A hereto. Subject to Section 11, in the event that Amgen is notified in writing that Dialysis Center, and/or any Affiliate(s) (the “Acquired Party”) is acquired by another entity or a change of control otherwise occurs with respect to any Acquired Party, any discounts which may have been earned hereunder for all periods preceding such acquisition or change of control shall be paid in the form of a wire transfer to Dialysis Center’s corporate headquarters, subject to the conditions and requirements described herein. For purposes of all of the discounts paid in arrears contained herein, including, without limitation, those discounts and incentives provided in Appendix A, if any Affiliates are added to or deleted from this Agreement during any [DELETED] of the Term of this Agreement, Amgen shall appropriately adjust Dialysis Center’s purchases for the relevant periods (x) for deleted Affiliates, by excluding purchases by such Affiliates effective from the effective date of their deletion and during the relevant [DELETED] used for comparison, or (y) for added Affiliates, by including any purchases made by such acquired Affiliates effective from the date they are added to the list of Affiliates on Appendix B and during the relevant [DELETED] used for comparison, and by including any purchases made by any de novo Affiliates commencing in the [DELETED] in which they commence operations. Amgen and Dialysis Center agree that, for purposes of determining eligibility for and calculation of all discounts and all incentives provided in this Agreement (including, without limitation, all discounts and incentives as are set forth in Appendix A), a Qualified Purchase of EPOGEN® or Aranesp® shall be deemed made on the date of invoice to Dialysis Center from an Authorized Wholesaler. Upon any termination of this Agreement, Amgen shall pay to Dialysis Center all discounts and incentives earned by Dialysis Center through the date of termination. Failure of Dialysis Center to qualify for or receive any particular discount or incentive hereunder shall not automatically affect its qualification for or receipt of any other discount or incentive provided under this Agreement.

9.	Treatment of Discounts. (a) Dialysis Center agrees that it will properly disclose and account for any discount or other reduction in price earned hereunder, in whatever form (i.e., pricing, discount, or incentive), in a way that complies with all applicable federal, state, and local laws and regulations, including without limitation, Section 1128B(b) of the Social Security Act and its implementing regulations. Section 1128B(b) requires that a provider of services properly disclose and appropriately reflect the value of any discount or other reduction in price earned in the costs claimed or charges made by the provider under a federal health care program, as that term is defined in Section 1128B(f). Dialysis Center also agrees that, if required by such statutes or regulations, it will (i) claim the benefit of such discount received, in whatever form, in the fiscal year in which such discount was earned or the year after, (ii) fully and accurately report the value of such discount in any cost reports filed under Title XVIII or Title XIX of the Social Security Act, or a state health care program, and (iii) provide, upon request by the U.S. Department of Health and Human Services or a state agency or any other federally funded state health care program, the information furnished to Dialysis Center by Amgen concerning the amount or value of such discount. Dialysis Center’s corporate headquarters agrees that it will advise all Affiliates, in writing, of any discount received by Dialysis Center’s corporate headquarters hereunder with respect to purchases made by such Affiliates and that said Affiliates will account for any such discount in accordance with the above stated requirements.

(b) In order to assist Dialysis Center’s compliance with its obligations as set forth in Section 9(a) immediately above, Amgen agrees that it will fully and accurately report all discounts on the invoices or statements submitted to Dialysis Center and use reasonable efforts to inform Dialysis Center of its obligations to report such discounts; or where the value of a discount is not known at the time of sale, Amgen shall fully and accurately report the existence of the discount program on the invoices or statements submitted to Dialysis Center, use reasonable efforts to inform Dialysis Center of its obligations to report such discounts and when the value of the discount becomes known, provide Dialysis Center with documentation of the calculation of the discount identifying the specific goods or services purchased to which the discount will be applied, broken down by Affiliate. In particular, Amgen shall provide to Dialysis Center a statement on a [DELETED] basis stating the incentives and discounts earned by Dialysis Center in

Amendment No. 2 Agreement No. 200308360 (Continued)

a particular [DELETED] with the itemization of Product purchases made in a particular [DELETED], broken down by Affiliates; and any other information that Dialysis Center may request that is reasonably available to Amgen and necessary for Dialysis Center to obtain in order to comply with its obligation as set forth in Section 9(a).

10.	Data Collection. Dialysis Center agrees that it will at all times comply with all federal, state, or local laws or regulations relating to patient privacy of health information and medical records, and that all data to be provided to Amgen pursuant to this Agreement, shall either be pursuant to that certain Data Use Agreement to be entered into by the parties simultaneously herewith (“DUA”) or in a form that meets the requirements for “de-identification” as set forth in the Health Insurance Portability and Accountability Act of 1996 (“HIPAA”) codified at 45 C.F.R. parts 160 and 164 (the “Privacy Rule”). Dialysis Center acknowledges that the data to be supplied to Amgen pursuant to this Agreement shall be used to support verification of the discounts and incentives referenced herein, as well as in support of Amgen’s obligations as set forth in this Agreement (a) with respect to Amgen’s public health activities (as set forth in 45 C.F. R. 164.512(b)(1)(iii)), and (b) in support of Dialysis Center’s Health Care Operations (as defined in the Privacy Rule). Dialysis Center shall consistently use a unique alpha-numeric code (which shall not be the same as part or all of the patient’s social security number) as a “case identifier” to track the care rendered to each individual patient over time, and such case identifier shall be included in the data provided to Amgen. The key or list matching patient identities to their unique case identifiers shall not be provided to Amgen personnel. Amgen and Amgen Inc. agree that they will maintain data supplied under this Agreement in confidence, they will not use such data to identify or contact any patient, and they will at all times comply with all federal, state, or local laws or regulations relating to patient records and privacy of health information. [DELETED]. Amgen shall not sell or resell any data obtained pursuant to this Agreement. Additionally, any use or disclosure by Amgen or Amgen Inc. of any data supplied under this Agreement, which use or disclosure shall be specifically provided for in this Agreement, shall be in a format which does not identify Dialysis Center as the source of such data, unless otherwise permitted in writing by Dialysis Center. Furthermore, no reports by Amgen or Amgen Inc. concerning analyses of the data shall disclose the identity of any patient. Nothing in this Agreement shall limit Dialysis Center’s use of its own patient case data, including, without limitation, any and all data to be supplied to Amgen hereunder.

11.	Termination. In addition to any other legal or equitable remedies which may be available to either party upon breach by the other party, such party may terminate this Agreement for a material breach upon thirty (30) days advance written notice specifying the breach, provided that such breach remains uncured at the end of the thirty (30) day period, [DELETED]. In addition, in the event that Dialysis Center materially breaches any provision of this Agreement, and such breach remains uncured for thirty (30) days following notice by Amgen specifying the breach, [DELETED], Amgen shall have no obligation to continue to offer the terms described herein or pay any further discounts or incentives to Dialysis Center, except those discounts and/or incentives earned by Dialysis Center up to the time of a breach which results in termination.

12.	Governing Law. This Agreement shall be governed by the laws of the State of California and, except as set forth in Appendix A, the parties submit to the jurisdiction of the California courts, both state and federal.

13.

Warranties. Each party represents and warrants to the other that this Agreement (a) has been duly authorized, executed, and delivered by it, (b) constitutes a valid, legal, and binding agreement enforceable against it in accordance with the terms contained herein, and (c) does not conflict with or violate any of its other contractual obligations, expressed or implied, to which it is a party or by which it may be bound. The party executing this Agreement on behalf of Dialysis Center specifically warrants and represents to Amgen that it is authorized to execute this Agreement on behalf of and has the power to bind Dialysis Center and the Affiliates to the terms set forth in this Agreement. The parties executing this Agreement on behalf of

Amendment No. 2 Agreement No. 200308360 (Continued)

Amgen and Amgen Inc specifically warrant and represent to Dialysis Center that they are authorized to execute this Agreement on behalf of and have the power to bind Amgen and Amgen Inc. to the terms set forth in this Agreement. Amgen covenants and agrees that no Product is or will be adulterated or misbranded within the meaning of the Federal Food, Drug and Cosmetic Act, as amended, or within the meaning of any applicable state or municipal law, or is or will be a product which may not be introduced into interstate commerce. Amgen warrants that the Products purchased pursuant to this Agreement (a) are manufactured, and up to the time of their receipt by Authorized Wholesalers are handled, stored and transported in accordance with all applicable federal, state and local laws and regulations pertaining to the manufacturing of the Products including without limitation, the Federal Food, Drug, and Cosmetic Act and implementing regulations, and meet all specifications for effectiveness and reliability as required by the United States Food and Drug Administration, and (b) when used in accordance with the directions on the labeling, are fit for the purposes and indications described in the labeling. Amgen warrants that use of the Products by Dialysis Center shall not infringe upon any ownership rights of any other person or upon any patent, copyright, trademark, or other intellectual property or proprietary right or trade secret of any third party. Amgen agrees that it will promptly notify Dialysis Center once it determines that there has been any material defect in any of the Products delivered to Dialysis Center.

14.	Notices. Any notice or other communication required or permitted hereunder (excluding purchase orders) shall be in writing and shall be deemed given or made three (3) days after deposit in the United States mail with proper postage for first-class registered or certified mail prepaid, return receipt requested, or when delivered personally or by facsimile (receipt verified and confirmed by overnight mail), or one (1) day following traceable delivery to a nationally recognized overnight delivery service with instructions for overnight delivery, in each case addressed to the parties as follows (or at such other addresses as the parties may notify each other of in writing):

If to Dialysis Center:

DaVita, Inc.

601 Hawaii Street

El Segundo, CA 90245

Attn: Corporate Finance

Fax No.: (866) 309-3552

with a copy to:

DaVita, Inc.

601 Hawaii Street

El Segundo, CA 90245

Attn: General Counsel

Fax No.: (310) 536-2679

If to Amgen:

Amgen USA Inc.

One Amgen Center Drive, M/S 37-2-B

Thousand Oaks, CA 91320-1789

Attn: Allison Wright, Sr. Contract and Pricing Analyst

Fax No.: (805) 499-6933

Amendment No. 2 Agreement No. 200308360 (Continued)

with a copy to:

Amgen Inc.

One Amgen Center Drive, M/S 27-4-A

Thousand Oaks, CA 91320-1789

Attn: General Counsel:

Fax No.: (805) 447-1000

If to Amgen Inc.:

Amgen Inc.

One Amgen Center Drive, M/S 37-2-B

Thousand Oaks, CA 91320-1789

Attn: Allison Wright, Sr. Contract and Pricing Analyst

Fax No.: (805) 499-6933

with a copy to:

Amgen Inc.

One Amgen Center Drive, M/S 27-4-A

Thousand Oaks, CA 91320-1789

Attn: General Counsel:

Fax No.: (805) 447-1000

15.	Compliance with Health Care Pricing and Patient Privacy Legislation and Statutes; Data Use Agreement. (a) Notwithstanding anything contained herein to the contrary, in order to assure compliance, as determined by either party, in its sole discretion, with any existing federal, state or local statute, regulation or ordinance, or at any time following the enactment of any federal, state, or local law, regulation, policy, program memorandum or other interpretation, modification or utilization guideline by any payer that in any manner reforms, modifies, alters, restricts, or otherwise affects the pricing of or reimbursement available for any of the Products, including but not limited to the enactment of any reimbursement rule, guideline, final program memorandum, coverage decision, pricing decision, instruction or the like by the Centers for Medicare and Medicaid Services (“CMS”) or one of its contractors (Carriers or Fiscal Intermediaries), or any change in reimbursement systems that in any manner reforms, modifies, alters, restricts or otherwise affects the reimbursement available to Dialysis Center for any of the Products, upon thirty (30) days notice, (i) [DELETED] may terminate this Agreement, (ii) Amgen may, in its sole discretion, modify any pricing or discount terms contained herein, or (iii) Amgen may, in its sole discretion, exclude any Affiliates from participating in this Agreement. Without limiting the foregoing, any change, modification or further clarification to the Medicare Modernization Act or any rules or regulations promulgated thereunder, or the Hematocrit Measurement Audit Program Memorandum that occurs subsequent to the Amended Date would specifically trigger the right to the termination or modification referenced herein. Additionally, to assure compliance with any existing federal, state or local statute, regulation or ordinance, Amgen reserves the right, in its sole discretion, to exclude any Affiliates from the pricing and discount provisions of this Agreement and/or to reasonably modify any pricing or discount terms contained herein. In the event there is a future change in Medicare, Medicaid, or other federal or state statute(s) or regulation(s) or in the interpretation thereof, which renders any of the material terms of this Agreement unlawful or unenforceable, this Agreement shall continue only if amended by the parties as a result of good faith negotiations as necessary to bring the Agreement into compliance with such statute or regulation. In the event Amgen chooses to invoke the provisions contained in this Section 15(a), [DELETED].

Amendment No. 2 Agreement No. 200308360 (Continued)

(b) Notwithstanding anything contained herein to the contrary, in order to assure compliance, as determined by either party in its sole discretion, with any existing federal, state or local statute, regulation or ordinance relating to patient privacy of medical records, or at any time following the enactment of any federal, state, or local law or regulation relating to patient privacy of medical records that in any manner reforms, modifies, alters, restricts, or otherwise affects any of the data received or to be received in connection with any of the incentives contemplated under this Agreement, either party may, in its discretion, upon thirty (30) days’ notice, seek to modify this Agreement. Dialysis Center and Amgen shall meet and in good faith seek to mutually agree to modify this Agreement to accommodate any such change in law or regulation, with the intent to, if possible, retain the essential terms of the affected incentive and pricing structure. If the parties, after reasonable time, are unable to agree upon a modification, Amgen or Dialysis Center shall be entitled to terminate the affected incentive upon thirty (30) days’ notice or upon such date that the law or regulation requires, whichever is earlier.

(c) Both parties agree that all uses and disclosures of the information received pursuant to the DUA will be in strict compliance with the HIPAA Privacy Rule. Notwithstanding anything contained herein to the contrary, this Agreement is effective only as of the date the parties hereto execute a mutually agreeable Data Use Agreement (“DUA”) pursuant to which Dialysis Center may disclose certain patient information to Amgen which meets the requirements of a Limited Data Set (as specified in the DUA and which shall include, at a minimum, the data fields to be received by Amgen in connection with this Agreement) for purposes of Amgen’s public health activities (as set forth in 45 C.F.R. 164.512(b)(1)(iii))and Amgen’s obligations as set forth in this Agreement in support of Dialysis Center’s Health Care Operations (as defined in the Privacy Rule). Unless otherwise specifically defined in this Agreement, each term used in this Section 15(c) shall have the meaning assigned to such term by HIPAA and the Privacy Rule. The parties acknowledge and agree that they have entered into a DUA in connection with the disclosure to Amgen of certain patient information, as described in Section 10 of this Agreement. If any party terminates the DUA for any reason, the other shall be entitled to terminate this Agreement immediately. Without limitation of the foregoing, the parties agree to negotiate in good faith to further amend this Agreement and/or enter into such additional agreements to the extent deemed necessary or appropriate by Dialysis Center or Amgen in connection with any disclosure by Dialysis Center or receipt by Amgen of any additional patient information (including any individually identifiable health information) and/or to comply with the Dialysis Center’s [DELETED], the Privacy Rule or other or federal or state related regulations or statutes related to privacy of health information. Simultaneously upon execution of this Agreement, Dialysis Center has delivered to Amgen a copy of all applicable [DELETED] in effect on the date hereof, and Amgen acknowledges receipt of same and agrees to be bound by the requirements set forth therein. During the Term of this Agreement, Dialysis Center shall provide Amgen, from time to time, with additional [DELETED] as they become effective, and with [DELETED], at least thirty (30) days prior to the effective date of each [DELETED].

16.	[DELETED]

(b)	[DELETED]

17.	[DELETED]

18.

Good Pharmaceutical Practice Support Services for the Products. Without limitation of the provisions of Section 19 “Access”, and in order to advance the common clinical objectives of the parties under this Agreement, Amgen agrees to provide to Dialysis Center those good pharmaceutical practice standard support services (the “Services”), at no additional cost or charge, but only to the extent that the delivering of such Services can be accomplished without using any individually identifiable heath information (as defined

Amendment No. 2 Agreement No. 200308360 (Continued)

in the Privacy Rule). Any such Services shall be limited to those Services agreed to in writing from time to time (in each case, a “Services Agreement”) between Amgen and Dialysis Center.

Amgen agrees to furnish such Services only in cooperation with Dialysis Center’s facilities, in a manner consistent with Dialysis Center’s policies and procedures and in accordance with the terms otherwise set forth in the Services Agreement and this Agreement, including without limitation Section 19 “Access” hereof. Further, Amgen and Dialysis Center agree to provide their respective staff members with appropriate training regarding patient privacy and confidentiality, including with respect to such party’s obligations under this Agreement and the Services Agreement.

19.	Access. Amgen acknowledges, agrees and understands that absent an applicable Services Agreement (as defined in Section 18 above), none of its agents, representatives or employees shall be permitted access at any time to any Affiliate or Dialysis Center for any reason whatsoever. In each situation in which a Services Agreement is executed and delivered, Amgen may be granted access solely for the purposes described in such Services Agreement(s). Without limitation of the foregoing, Amgen agrees that it and its agents, representatives and employees shall at all times comply with all applicable laws and regulations, and with Dialysis Center’s [DELETED] (which applicable [DELETED] shall be identified to Amgen from time to time by Dialysis Center as more fully described in Section 15(c) above), and that Amgen’s discussion of the Products shall be in compliance with all such [DELETED] and all applicable laws and regulations. Furthermore, Amgen acknowledges, agrees and understands that it must obtain Dialysis Center’s prior written approval of all proposed educational, marketing and promotional materials and of all proposed presentations relating to anemia management, any of the Products, any other Amgen product or otherwise, whether directed toward Dialysis Center employees or any patient of Dialysis Center. Such approval may be given only by Dialysis Center’s Vice President, Clinical Operations or his authorized representative. Dialysis Center’s Vice President, Clinical Operations or his authorized representative agree to notify Amgen’s National Account Manager of his decision within ten (10) business days after receipt of such program, material or presentation request, otherwise such request will be deemed denied.

20.	Right of First Offer. Dialysis Center shall promptly notify Amgen in the event it receives a competing offer from any third party for the sale of any products in the same therapeutic class as any of the Products. Amgen shall have the right in such event to have sixty (60) days to respond to Dialysis Center with its own pricing terms relating to products. Dialysis Center shall consider but have no obligation to accept the terms of Amgen’s new offer, if any.

21.	Force Majeure. Neither party will be liable for delays in performance or nonperformance of this Agreement or any covenant contained herein if such delay or nonperformance is a result of Acts of God, civil or military authority, civil disobedience, epidemics, war, failure of carriers to furnish transportation, strike, lockout or other labor disturbances, inability to obtain material or equipment, or any other cause of like or different nature beyond the control of such party. In the event that there is a disruption or shortage in supply of any Product, Amgen will use reasonable efforts to notify Authorized Wholesalers as far in advance of such disruption as is commercially reasonable and in accordance with all regulatory guidelines. In addition, Dialysis Center’s eligibility to receive rebates and incentives as set forth on Appendix A as determined by the [DELETED] under Section 3(b) of Appendix A shall not be affected.

22.

Miscellaneous. No modification of this Agreement will be effective unless made in writing and executed by a duly authorized representative of each party, except as otherwise provided hereunder. Neither party may assign this Agreement to a third party without the prior written consent of the other party, which consent may not be unreasonably withheld, conditioned, or delayed. Notwithstanding the foregoing, Amgen may assign this Agreement to any of its subsidiaries or affiliates. This Agreement may be executed in one or more counterparts, each of which is deemed to be an original but all of which taken together constitutes one

Amendment No. 2 Agreement No. 200308360 (Continued)

and the same agreement. Whenever a party is permitted by this Agreement to act in its discretion, that party shall be required to exercise its discretion in good faith and in a reasonable manner. To the extent that any provisions of Amgen’s or Amgen Inc.’s general or customary policies and procedures or any terms of any purchase order conflict with or are in addition to the terms of this Agreement or any Appendix attached hereto, the terms of this Agreement and Appendices shall govern. The parties acknowledge and understand that each has [DELETED]. Notwithstanding anything contained to the contrary in this Agreement, in the event that [DELETED] as set forth in [DELETED], Amgen and Dialysis Center will agree [DELETED], as the case may be. Notwithstanding anything contained to the contrary in this Agreement, in the event of [DELETED] for the calculation of any of the incentives set forth in Appendix A, the parties shall [DELETED]. [DELETED] available to Dialysis Center [DELETED]. Upon expiration or early termination of this Agreement, the rights and obligations set forth in sections 7, 8, 10, 13, 16, 17 and 23 shall survive. Amgen reserves the right to rescind this offer if the parties fail to execute this Agreement within thirty (30) days from the date of its offering.

(a) Beginning [DELETED], Dialysis Center’s aggregate Qualified Purchases of Products by all Affiliates listed on Appendix B on the Amended Date of this Agreement during any [DELETED] of this Agreement shall not exceed [DELETED] of the aggregate Qualified Purchases of Products by those same Affiliates for the [DELETED]. Dialysis Center shall not be eligible to receive any rebates detailed in Appendix A of this Agreement for any Qualified Purchases of Products in the aggregate made during any [DELETED] of this Agreement that exceed [DELETED] of the aggregate Qualified Purchases of Products by those same Affiliates in the [DELETED]. Any of Dialysis Center’s aggregate Qualified Purchases of Products above [DELETED] of the aggregate Qualified Purchases of Products by those same Affiliates in the [DELETED] may be approved and eligible to receive rebates detailed in Appendix A if Amgen, in its sole discretion, determines that [DELETED]. Amgen shall make such determination based upon a review of all relevant reports including, but not limited to: [DELETED] finance reports. Such determination must be approved by Amgen’s [DELETED] Senior Management. For purposes of determining the foregoing, during the period [DELETED] through [DELETED], Products base sales during each [DELETED] shall be derived using the [DELETED].

23.	Open Records. To the extent required by §1861(v)(1)(I) of the Social Security Act, as amended, the parties will allow the U.S. Department of Health and Human Services, the U.S. Comptroller General and their duly authorized representatives, access to this Agreement and all books, documents and records necessary to certify the nature and extent of costs incurred pursuant to it during the Term and for four (4) years following the last date Products or services are furnished under it. If Amgen carries out the duties of this Agreement through a subcontract worth $10,000 or more over a 12-month period with a related organization, the subcontract shall also contain an access clause to permit access by the U.S. Department of Health and Human Services, the U.S. Comptroller General, and their duly authorized representatives to the related organization’s books and records.

24.	Entire Agreement. The Agreement together with the DUA, any Services Agreement(s) and all of the Appendices attached hereto and thereto, constitutes the entire understanding between the parties and supersedes all prior or oral written proposals, agreements or commitments pertaining to the subject matter herein and therein.

Amendment No. 2 Agreement No. 200308360 (Continued)

Please retain one fully executed original for your records and return the other fully executed original to Amgen.

The parties executed this amendment and restatement of the Agreement as of the dates set forth below.

Amgen USA Inc.		DaVita, Inc.

Signature:	/s/ FRED MANAK	Signature:	/s/ H.W. GUY SEAY

Print Name:	Fred Manak	Print Name:	H.W. Guy Seay

Print Title:	Director, US Corporate Pricing	Print Title:	Vice President

Date:	December 2, 2004	Date:	December 2, 2004

Amgen Inc. agrees to be bound by certain provisions of this amendment and restatement of the Agreement as set forth herein

Amgen USA Inc.

Signature:	/s/ HELEN TORLEY

Print Name:	Helen Torley

Print Title:	VP General Manager

Date:	December 2, 2004

Amendment No. 2 Agreement No. 200308360 (Continued)

SECTION 2. Amendment and Restatement of Appendix A: Discount Pricing, Schedule and Terms. Appendix A: Discount Pricing, Schedule and Terms shall be amended and restated in its entirety [DELETED] for the period [DELETED], modify the rebate programs for the period [DELETED] through [DELETED] for the period [DELETED] through [DELETED] for the period [DELETED] through [DELETED], and incorporate into such restatement the agreement previously reached by the parties as set forth in Amendment No. 1 and make certain clarifying changes thereto, effective on the Amended Date as follows.

Appendix A: Discount Pricing, Schedule, and Terms

1.	Pricing – Aranesp®. Throughout the Term of this Agreement, Dialysis Center and Affiliates may purchase Aranesp® through Authorized Wholesalers at [DELETED] which shall be equal to the [DELETED]. Amgen reserves the right to change the [DELETED] at any time. Resulting prices do not include any wholesaler markup, service fees, or other charges.

2.	Pricing – EPOGEN®. Throughout the Term of this Agreement, Dialysis Center and Affiliates may purchase EPOGEN® directly from Amgen or through Authorized Wholesalers at [DELETED] which shall be equal to the [DELETED]. Amgen reserves the right to change the [DELETED] at any time. Notwithstanding any such change(s), the [DELETED] that is applicable to Dialysis Center throughout the Term shall be the [DELETED]. Resulting prices do not include any wholesaler markup, service fees, or other charges. All discounts earned in arrears hereunder (also known as “rebates”), through the Term of the Agreement, shall be calculated based upon the [DELETED], such that any [DELETED] contained in any of the discounts or incentives set forth in this Appendix A shall [DELETED] in the [DELETED].

3.	Rebate/Incentive Qualification Requirements.

(a) [DELETED]: In order for Dialysis Center to be eligible to receive any rebates or incentives described in [DELETED] of this Appendix A, Dialysis Center must satisfy the following qualification requirement. No more than [DELETED] of Dialysis Center’s [DELETED] taken on an overall basis (and not separately for each Affiliate) may have [DELETED] (as that term is defined below) [DELETED] during the applicable [DELETED] of the Term of this Agreement [DELETED]. If this criteria is not met during any given [DELETED] of the Term of the Agreement, Dialysis Center will not qualify for any rebates described in [DELETED] below in this Appendix A during that [DELETED]. Failure of Dialysis Center to qualify under this provision during a particular [DELETED] shall not affect Dialysis Center’s eligibility to qualify during any other [DELETED] of the Term, nor shall Dialysis Center’s qualification during a particular [DELETED] automatically result in qualification during any other [DELETED]. The [DELETED] for each dialysis patient will be based upon the average of all [DELETED] for each patient during the applicable [DELETED]. Dialysis Center and Affiliates must provide the following information for each dialysis patient to Amgen or to a data collection vendor specified and paid for by Amgen, on a [DELETED] basis, and no later than [DELETED] days after the end of each [DELETED]. In those cases in which Amgen directs Dialysis Center to submit the following information to a data collection vendor, Dialysis Center shall be deemed to have timely submitted the information to such data collection vendor so long as it does so on a [DELETED] basis and no later than [DELETED] days after the end of each [DELETED], regardless of the date on which such vendor, in turn, submits such information to Amgen: all [DELETED] for each dialysis patient, the date of each test, and a consistent, unique, alpha-numeric identifier (sufficient consistently to track an individual patient without in any way violating the de-identification provisions of HIPAA at 45 CFR 164.514), along with the name, address and phone number of the particular Affiliate at which each patient received treatment; provided, however, that Dialysis Center shall be required to submit such test results only for those dialysis patients whose test results are actually determined by laboratories owned and operated by Dialysis Center. For any period that is not equivalent to a complete [DELETED], the

Amendment No. 2 Agreement No. 200308360 (Continued)

calculation of [DELETED] will be based on an average of all data for each dialysis patient that is available for that period. To the extent permitted by applicable law, Amgen may utilize the data it receives from Dialysis Center or any Affiliate, pursuant to and as detailed in this provision or elsewhere in this Agreement, to support verification of the discounts and incentives referenced in this Agreement, as well as for any purpose in support of Amgen’s obligations as set forth in this Agreement with respect to Amgen’s public health activities (as set forth in 45 CFR 164.512 (b)(1)(iii)), and (ii) in support of Dialysis Center’s Health Care Operations (as defined in the Privacy Rule). In furtherance of the foregoing, Amgen reserves the right to audit all such data, provided that any audit shall not permit access to information disclosing the identity of any patient. Under no circumstances should such data include any patient identifiable information including, without limitation, name, all or part of social security number, address, telephone, electronic mail address, birth date, medical record number, prescription number or any other unique identifying number, characteristic or code. The identity of the Affiliate and of the account submitting the data and any association with the data will remain confidential by Amgen. The [DELETED] must be derived from [DELETED] taken immediately before dialysis treatment using any [DELETED] testing method [DELETED], must be reported to the [DELETED], and must be submitted [DELETED] in a format acceptable to Amgen. Handwritten reports are not acceptable; only electronic submission of the data will be accepted; and

(b) [DELETED]: In order for Dialysis Center to be eligible to receive any rebates or incentives described in [DELETED] of this Appendix A, Dialysis Center must satisfy the following qualification requirement. Dialysis Center’s aggregate Qualified Purchases of EPOGEN® and Aranesp® during [DELETED] and during [DELETED] by all Affiliates listed on Appendix B on the Commencement Date of this Agreement and all new approved Affiliates (whether by acquisition, to the extent that either Amgen or Dialysis Center can provide adequate data concerning such Affiliates’ purchases for the same time period from [DELETED] for [DELETED] and from [DELETED] for [DELETED], or de novo) must equal or exceed [DELETED] (for [DELETED]) and [DELETED] (for [DELETED]) respectively [DELETED], of the aggregate Qualified Purchases of EPOGEN® and Aranesp® by those same Affiliates for the time period from [DELETED], for [DELETED], and from [DELETED] for [DELETED]. For deleted Affiliates, Amgen shall exclude Qualified Purchases by such Affiliates effective from the effective date of their deletion and also during the relevant [DELETED] used for comparison. For purposes of calculating the [DELETED], EPOGEN® and Aranesp® base sales during each applicable time period shall be derived using the [DELETED]. All estimated payments for discounts in arrears that contain [DELETED] will be measured by using a [DELETED] that measures [DELETED]. If Dialysis Center has not satisfied the [DELETED] for any [DELETED], then at the end of the [DELETED], Amgen will determine if Dialysis Center has satisfied, in the aggregate, on a [DELETED], the [DELETED]. If the [DELETED] has been met for that given [DELETED], then Amgen will perform a [DELETED] calculations for [DELETED]. However, if [DELETED] the [DELETED] has not been met for that [DELETED], Amgen will perform a [DELETED], which may [DELETED]. The [DELETED] payments and any other discount or incentive earned in arrears corresponding to the [DELETED], respectively if any, shall not be due and owing until, and shall be subject to, such [DELETED]. [DELETED] will be made [DELETED], within [DELETED] days after the [DELETED] and receipt by Amgen of all the required data detailed in this Agreement. The determination as to Dialysis Center’s attainment or failure to attain the [DELETED] shall be based upon the [DELETED].

Amendment No. 2 Agreement No. 200308360 (Continued)

4.	[DELETED]. Dialysis Center may qualify for the [DELETED] during each [DELETED] Measurement Period (as defined in the schedule below) as described in this Section 4 of Appendix A.

[DELETED] Measurement Periods
[DELETED]

(a) Requirement: In order to qualify for the [DELETED] Dialysis Center must meet the [DELETED] contained in [DELETED] of this Appendix A. If this criteria is not met during any [DELETED] during the period [DELETED], Dialysis Center will not qualify for [DELETED] described below in this Section 4 during that [DELETED]. Failure of Dialysis Center to qualify under this provision during a particular [DELETED] shall not affect Dialysis Center’s eligibility to qualify during any other [DELETED] during the period [DELETED], nor shall Dialysis Center’s qualification during a particular [DELETED] automatically result in qualification during any other [DELETED].

(b) Calculation: Dialysis Center’s [DELETED] will be calculated in accordance with the following formula and the [DELETED] Schedule listed below. [DELETED] will be calculated on a [DELETED] basis.

[DELETED] = A x B

where:

A	= [DELETED] of EPOGEN® during the period [DELETED] by all Affiliates in the [DELETED] in which the requirements under [DELETED] of this Appendix A are met.
B	= A percent in accordance with the [DELETED] Schedule listed below.
C	= [DELETED].
D	= [DELETED]:

Measurement Period	[DELETED] Schedule
[DELETED]

(c) [DELETED] Schedule. The [DELETED] schedule is as follows:

[DELETED]

(d) Payment. Estimated payments will be made [DELETED] within [DELETED] days using the [DELETED] Schedule above in this Section 4(c), and the [DELETED] will be reconciled [DELETED] days after receipt by Amgen of all actual [DELETED] data for [DELETED] Measurement Period [DELETED].

Amendment No. 2 Agreement No. 200308360 (Continued)

(e) Vesting. Dialysis Center’s [DELETED] will vest [DELETED] Measurement Period [DELETED]. In the event the [DELETED] paid to Dialysis Center [DELETED] exceed Dialysis Center’s [DELETED] the difference between the [DELETED] and the [DELETED] within [DELETED] days of Dialysis Center’s receipt of [DELETED]. In the event Dialysis Center’s [DELETED] exceeds the [DELETED] that have been paid to Dialysis Center, [DELETED] difference between the [DELETED] and the [DELETED], within [DELETED] days after the [DELETED] of the [DELETED].

[DELETED]

5.	[DELETED]. Throughout the Term of the Agreement Dialysis Center shall be eligible to receive a [DELETED] provided that Dialysis Center provides certain data elements that are transmitted to Amgen electronically. The [DELETED] will be calculated as a percentage of the Qualified Purchases of EPOGEN® attributable to Dialysis Center during the applicable [DELETED]. Failure of Dialysis Center to qualify during a particular [DELETED] shall not affect Dialysis Center’s eligibility to qualify during any other [DELETED], nor shall Dialysis Center’s qualification during a particular [DELETED] automatically result in qualification during any other [DELETED]. To qualify for the [DELETED], the following [DELETED] must be submitted to Amgen by Dialysis Center and all Affiliates pursuant to Section 15(c) of the Agreement in a machine readable format acceptable to Amgen (Excel; Lotus 123.wk1; or text file that is tab delimited, comma delimited, colon delimited or space delimited), provided, however, that Dialysis Center shall be required to submit such test results only for those dialysis facilities whose test results are actually determined by laboratories owned and operated by Dialysis Center:

Facility ID;

Patient ID (sufficient to consistently track an individual patient without in any way disclosing the identity of the patient);

[DELETED];

[DELETED];

Modality; Hemodialysis (“HD”) ID or peritoneal dialysis (“PD”) ID (a PD patient shall be defined as a patient who receives at least one (1) peritoneal dialysis treatment during a given month) – [DELETED];

[DELETED] with date [DELETED] and [DELETED];

All [DELETED] and [DELETED] with their corresponding draw dates for each patient by Patient ID;

[DELETED] delivered for each patient per treatment with date (but only for patients of Affiliates using the CRIS or Snappy systems);

[DELETED];

[DELETED];

[DELETED];

[DELETED];

[DELETED];

[DELETED];

[DELETED];

[DELETED];

[DELETED]; and

[DELETED]

Amendment No. 2 Agreement No. 200308360 (Continued)

(a)	For the period [DELETED] through [DELETED], the following [DELETED] shall be added as requirements of the [DELETED]:

[DELETED];
[DELETED];
[DELETED];
[DELETED]	delivered for each patient per treatment with date (but only for patients of Affiliates using the CRIS or Snappy systems)

(b)	For the period [DELETED] through [DELETED], the following [DELETED] shall be removed as requirements of the [DELETED]:

[DELETED]	with their corresponding draw dates for each patient by Patient ID;
[DELETED];
[DELETED]	with date [DELETED] and [DELETED];
[DELETED].

Such patient data must be submitted, on a [DELETED] basis, and no later than [DELETED] days after the end of each [DELETED]. Each [DELETED], only the most recent test results will be submitted for each patient, and all or some of those test results may be from that [DELETED] or from [DELETED]. If such patient data is received more than [DELETED] days after the last day of any [DELETED] within a given [DELETED], the total Qualified Purchases of EPOGEN® attributable to Dialysis Center during such [DELETED] will be excluded from the calculation of the [DELETED] for that [DELETED]. Notwithstanding the foregoing, if Amgen receives all required data from a minimum of [DELETED] of all Affiliates within the definition of “Dialysis Center” within the time frame referenced above for any [DELETED] within a given [DELETED], the total Qualified Purchases of EPOGEN® attributable to Dialysis Center and all Affiliates during such [DELETED], will be included in the calculation of the [DELETED] for that [DELETED]. If Amgen receives all required data from less than [DELETED] of all Affiliates within the definition of “Dialysis Center” for any [DELETED] within a given [DELETED], no Qualified Purchases of Dialysis Center during such [DELETED] will be included in the calculation of the [DELETED] for that [DELETED]. However, if Amgen determines that any Affiliate is consistently not submitting the required data, Amgen and Dialysis Center will work collaboratively in resolving such inconsistencies. Amgen will use its best efforts to notify Dialysis Center in writing, no later than [DELETED] after the receipt and acceptance by Amgen of the data, of the identity of all those Affiliates, if any, which have failed to meet the data submission requirements for that [DELETED]. Amgen reserves the right, in its sole discretion, to exclude any consistently non-reporting Affiliate’s Qualified Purchases of EPOGEN® from the calculation of the [DELETED] for any relevant [DELETED].

The [DELETED] will vest on the [DELETED] of the [DELETED], and be paid [DELETED] within [DELETED] days after the receipt of complete and machine readable data, in accordance with the terms and conditions described above. Dialysis Center shall have the right, at its own cost and expense, at all times to audit all data and all calculations relevant to the determination of eligibility for and the amount of the [DELETED] to be paid to Dialysis Center hereunder. Notwithstanding the foregoing, payment for any period that is not equivalent to a [DELETED] will be made based on the data that is available for that period.

[DELETED]

6.	[DELETED]. The purpose of the [DELETED] is to [DELETED] from Dialysis Center and its Affiliates and received by Amgen, such that the [DELETED] used by both companies are [DELETED]. For the period

Amendment No. 2 Agreement No. 200308360 (Continued)

[DELETED] Dialysis Center shall be eligible to receive a [DELETED] provided the following requirements below are met. The [DELETED] will be calculated as a percentage of the Qualified Purchases of EPOGEN® attributable to Dialysis Center during each [DELETED].

(a) To qualify for the [DELETED] for the period [DELETED], the following requirements must be met:

i)	Dialysis Center must submit, each [DELETED], in a machine readable format acceptable to Amgen (Excel; Lotus 123.wk1; or text file that is tab delimited, comma delimited, colon delimited or space delimited), all identifying information for a facility (e.g. Dialysis Center’s account hierarchy for each facility submitted) (the “Facility Reference File”). The Amgen ACIS # must be included in the Facility Reference File for any [DELETED] submissions made on or after [DELETED];

ii)	Dialysis Center must notify Amgen no later than [DELETED] days prior to implementing any [DELETED] in the [DELETED] made by Dialysis Center and its Affiliates to Amgen under this Agreement and Amgen may reasonably request modifications to such [DELETED] to ensure [DELETED] of the such [DELETED].

(b) To qualify for the [DELETED] for the period [DELETED], the following additional requirements must be met:

i)	Dialysis Center must develop, in conjunction with Amgen, and deliver on or prior to [DELETED], a mutually agreeable [DELETED] following an [DELETED] by Dialysis Center and/or a [DELETED] of Dialysis Center [DELETED];

ii)	Dialysis Center and Amgen must mutually agree upon in detail a [DELETED] intended to develop and improve the [DELETED] Dialysis Center and Amgen (the “[DELETED]”). The [DELETED] must be detailed, set forth in writing and attached as an addendum to the contract on or before [DELETED]. The [DELETED] must include detailed [DELETED] on a specific timeline for the period [DELETED]. These [DELETED] and timeline [DELETED] will be used to determine the [DELETED] requirements for earning the [DELETED] for the period [DELETED]. The [DELETED] should include the following as well as other mutually agreed upon [DELETED]:
•	[DELETED] to discuss the [DELETED] of each project, with additional [DELETED] as required;
•	Develop and deliver a [DELETED] for [DELETED] to include [DELETED];
•	Define [DELETED];
•	Develop and deliver a [DELETED];
•	Develop and deliver a [DELETED];
•	Develop and deliver a [DELETED].

(c) To qualify for the [DELETED] for the period [DELETED], Dialysis Center must additionally achieve the [DELETED] goals as set forth in the [DELETED].

The Facility Reference File referenced in this Section 6(a)(i) must be submitted, on a [DELETED] basis, and no later than [DELETED] days after the end of each [DELETED]. If such Facility Reference File is received more than [DELETED] days after the last day of any [DELETED] within a given [DELETED], the total Qualified Purchases of EPOGEN® attributable to Dialysis Center during such [DELETED] will be excluded from the calculation of the [DELETED] for that [DELETED].

The [DELETED] will vest on the [DELETED] of the [DELETED], and be paid [DELETED] within [DELETED] days after the receipt of complete and machine readable data, in accordance with the terms and

Amendment No. 2 Agreement No. 200308360 (Continued)

conditions described above. Dialysis Center shall have the right, at its own cost and expense, at all times to audit all data and all calculations relevant to the determination of eligibility for and the amount of the [DELETED] to be paid to Dialysis Center hereunder. Notwithstanding the foregoing, payment for any period that is not equivalent to a [DELETED] will be made based on the data that is available for that period.

[DELETED]

7.	[DELETED]. Throughout the Term of the Agreement, Dialysis Center may qualify for the [DELETED] provided it meets the criteria described below in this Section 7. The [DELETED] is designed to improve patient outcomes by encouraging [DELETED]. If the [DELETED] change, then Amgen and Dialysis Center will meet and in good faith seek to mutually agree to modify this Agreement to accommodate any such change, with the intent to [DELETED] of the [DELETED].

(a) Requirements: In order to qualify for the [DELETED], Dialysis Center must [DELETED] of this Appendix A, and Dialysis Center and its Affiliates must provide Amgen the following data items, on a [DELETED] basis, and no later than [DELETED] days after the end of each [DELETED], in a machine readable format acceptable to Amgen (Excel; Lotus 123.wk1; or text file that is tab delimited, comma delimited, colon delimited or space delimited) in accordance with the data submission requirements contained in Section 5 of this Appendix A for the [DELETED] and pursuant to Section 15(c) of the Agreement; provided, however, that Dialysis Center shall be required to submit such test results only for those dialysis facilities whose test results are actually determined by laboratories owned and operated by Dialysis Center: [DELETED] and date, AND [DELETED] with date for each patient by Dialysis Center and its Affiliates. In the event [DELETED] is submitted, instead of [DELETED], Amgen will convert such [DELETED] values to [DELETED] values by [DELETED]. Amgen will convert all lab values taken of [DELETED] for each patient by Dialysis Center and its Affiliates, AND all the lab values taken of [DELETED] for each patient by Dialysis Center and its Affiliates into the [DELETED] for each patient by Dialysis Center and its Affiliates, AND the [DELETED] for each patient by Dialysis Center and its Affiliates for each of the [DELETED] Measurement Periods (as defined in the schedule immediately below). Each [DELETED], only the most recent test results will be submitted for each patient, and all or some of those test results may be from that [DELETED] or from a [DELETED]. Dialysis Center hereby certifies that the data submitted for each eligible Affiliate includes the required results from all dialysis patients of such Affiliate, and does not include results from non-patients. Dialysis Center also represents and warrants that it (i) has no reason to believe that the submitted data is incorrect, and (ii) is authorized to make this certification on behalf of all eligible Affiliates submitting data.

[DELETED] Measurement Periods

[DELETED]

(b) Calculation: Assuming Dialysis Center and Affiliates have fulfilled all requirements as described in Section 7(a) above, to qualify for the [DELETED], Dialysis Center must achieve [DELETED] in the [DELETED], as that term is defined below, from the [DELETED], as that term is defined below, during each [DELETED] Measurement Period, and such [DELETED] shall be defined as [DELETED].

Amendment No. 2 Agreement No. 200308360 (Continued)

For purposes of this Section 7, [DELETED] shall mean the [DELETED] for each patient by Dialysis Center and its Affiliates AND the [DELETED] for each patient by Dialysis Center and its Affiliates during the period [DELETED]; and [DELETED] shall mean the [DELETED] for each patient by Dialysis Center and its Affiliates AND the [DELETED] for each patient by Dialysis Center and its Affiliates for each of the above referenced [DELETED] Measurement Periods.

Using the [DELETED] described above, the [DELETED] will be calculated as the percentage of patients within the [DELETED], by [DELETED], as shown below:

[DELETED]

Using the [DELETED] described above, which shall be calculated on a [DELETED] basis the [DELETED] for each [DELETED] Measurement Period will be calculated as the [DELETED], by [DELETED], as shown below:

[DELETED]

The [DELETED] shall then be calculated by [DELETED], as shown below:

[DELETED]

The [DELETED] Rebate will be calculated on a [DELETED] in accordance with Amgen’s discount calculation policies. Following determination of the [DELETED], Amgen shall then calculate Dialysis Center’s [DELETED] Rebate in accordance with the following formula and the rebate table listed below.

[DELETED] Rebate = A X B

Where:

A = [DELETED] of EPOGEN® during the relevant [DELETED] Measurement Period.

B = A percent determined from [DELETED] in accordance with the schedule below.

C = [DELETED]

D = [DELETED]

[DELETED] Measurement Rebate Table

Measurement Period	[DELETED] (C)	Rebate Percent (B)

[DELETED]

* Notwithstanding anything contained herein to the contrary, the maximum rebate percent payable for [DELETED] Measurement Period 4 shall not exceed [DELETED] and for [DELETED] Measurement Period 5, 6, 7, and 8 shall not exceed [DELETED] under this [DELETED] program.

Amendment No. 2 Agreement No. 200308360 (Continued)

(c) Payment: The [DELETED] will be calculated and paid to Dialysis Center on a [DELETED] basis. Failure of Dialysis Center to qualify during a particular [DELETED] shall not affect Dialysis Center’s eligibility to qualify during any other [DELETED], nor shall Dialysis Center’s qualification during a particular [DELETED] automatically result in qualification during any other [DELETED]. Payment is contingent upon receipt by Amgen of all required Data for the corresponding [DELETED] (including the [DELETED]). Such data must be submitted, on a [DELETED] basis, and no later than [DELETED] days after the end of each [DELETED]. If such data is received more than [DELETED] days after the [DELETED] within a given [DELETED], the total Qualified Purchases of EPOGEN® attributable to Dialysis Center during such [DELETED] will be excluded from the calculation of the [DELETED] for that [DELETED]. Notwithstanding the foregoing, if Amgen receives all required data from a minimum of [DELETED] of all Affiliates within the definition of “Dialysis Center” within the time frame referenced above for any [DELETED] within a given [DELETED], the total Qualified Purchases of EPOGEN® attributable to Dialysis Center and all Affiliates during such [DELETED], will be included in the calculation of the [DELETED] for that [DELETED]. If Amgen receives all required complete and machine readable data from less than [DELETED] of all Affiliates within the definition of “Dialysis Center” for any [DELETED] within a given [DELETED], no Qualified Purchases of Dialysis Center during such [DELETED] will be included in the calculation of the [DELETED] for that [DELETED]. However, if Amgen determines that any Affiliate is consistently not submitting the required data, Amgen and Dialysis Center will work collaboratively in resolving such inconsistencies. Amgen will use its best efforts to notify Dialysis Center in writing, no later than [DELETED] after the receipt and acceptance by Amgen of the data, of the identity of all those Affiliates, if any, which have failed to meet the data submission requirements for that [DELETED]. Amgen reserves the right, in its sole discretion, to exclude any consistently non-reporting Affiliate’s Qualified Purchases of EPOGEN® from the calculation of the [DELETED] for any relevant [DELETED]. Notwithstanding the forgoing, payment for any period that is not equivalent to a complete [DELETED] will be based on the data that is available for that period.

The [DELETED] discount will vest on the [DELETED] of the [DELETED], and be paid [DELETED] within [DELETED] days after the receipt of data, in accordance with the terms and conditions described above. Dialysis Center shall have the right, at its own cost and expense, at all times to audit all data and all calculations relevant to the determination of eligibility for and the amount of the [DELETED] to be paid to Dialysis Center hereunder.

[DELETED]

8.	[DELETED]. Throughout the Term of the Agreement, Dialysis Center may qualify for the [DELETED] provided it meets the criteria described below in this Section 8. The [DELETED] is designed to improve patient outcomes. If Dialysis Center [DELETED] or otherwise [DELETED], the parties shall [DELETED].

i)	Requirements: In order to qualify for the [DELETED], Dialysis Center must [DELETED] of this Appendix A, and Dialysis Center [DELETED], as that term is defined below, of [DELETED]. Dialysis Center must provide Amgen the [DELETED], on a [DELETED] basis, and no later than [DELETED] days after the end of [DELETED], in a format acceptable to Amgen.

ii)

Calculation: Assuming Dialysis Center has fulfilled all requirements as described in Section 8(a) above, to qualify for the [DELETED], Dialysis Center must achieve, on a [DELETED] basis an [DELETED]. The [DELETED] shall be based upon [DELETED]. For purpose of calculating the [DELETED] for each applicable [DELETED], Dialysis Center shall use [DELETED] for each patient, [DELETED] in accordance with the [DELETED], and, in all other material respects, consistent with the [DELETED] currently employed by Dialysis Center. For each [DELETED]

Amendment No. 2 Agreement No. 200308360 (Continued)

will be [DELETED] depending on the [DELETED], in accordance with the [DELETED]. The [DELETED] is a [DELETED] of the [DELETED]. The [DELETED] will be calculated as the [DELETED] based on [DELETED] for all patients treated at Dialysis Center and its Affiliates during each applicable [DELETED], in accordance with the [DELETED] listed below:

[DELETED] Schedule

[DELETED]

*	All [DELETED] shall be counted [DELETED].

**	[DELETED].

[2]	[DELETED]

[3]	[DELETED].

The [DELETED] will be calculated on a [DELETED] basis in accordance with Amgen’s discount calculation schedules. Following the submission of the [DELETED] by Dialysis Center, Amgen shall then calculate Dialysis Center’s [DELETED] in accordance with the following formula and the incentive table listed below:

[DELETED] = A X B

Where:

A = [DELETED] of EPOGEN® during the relevant [DELETED].

B = A percent in accordance with the [DELETED].

C = [DELETED]

D = [DELETED]

[DELETED] Rebate Schedule

[DELETED]

*Notwithstanding anything contained herein to the contrary, the maximum rebate percent payable for [DELETED] shall not exceed [DELETED] and the maximum rebate percent payable for any [DELETED] shall not exceed [DELETED] under this [DELETED] program.

iii)

Payment: The [DELETED] will be calculated and paid to Dialysis Center on a [DELETED] basis. Payment for each applicable [DELETED] is contingent upon receipt and verification by Amgen of the [DELETED] for the applicable [DELETED]. The [DELETED] must be submitted, on a [DELETED] basis, and no later than [DELETED] days after the end of each [DELETED]. If the [DELETED] is received more than [DELETED] days after the [DELETED] of any given [DELETED], the total Qualified Purchases of EPOGEN® attributable to Dialysis Center during such [DELETED] will be

Amendment No. 2 Agreement No. 200308360 (Continued)

excluded from the calculation of the [DELETED] for that [DELETED]. Failure of Dialysis Center to qualify during a particular [DELETED] shall not affect Dialysis Center’s eligibility to qualify during any other [DELETED], nor shall Dialysis Center’s qualification during a particular [DELETED] automatically result in qualification during any other [DELETED]. Notwithstanding the foregoing, payment for any period that is not equivalent to a complete [DELETED] will be made based on the data that is available for that period.

The [DELETED] discount will vest on the last day of the corresponding [DELETED], and be paid [DELETED] within [DELETED] days after the receipt of complete and machine readable data, in accordance with the terms and conditions described above. Dialysis Center shall have the right, at its own cost and expense, at all times to audit all data and all calculations relevant to the determination of eligibility for and the amount of the [DELETED] to be paid to Dialysis Center hereunder.

[DELETED]

9.	[DELETED]. Dialysis Center may [DELETED] for the [DELETED] as described below.

(a) Amgen has elected to [DELETED] to be [DELETED] by Dialysis Center throughout the Term of this Agreement [DELETED]. Dialysis Center may, from time to time and in its sole discretion, establish or alter the [DELETED]. In consideration for the [DELETED], and to receive all of the [DELETED] generally accorded by Dialysis Center to all [DELETED], Amgen will provide to Dialysis Center [DELETED] to Dialysis Center during the period [DELETED]. Dialysis Center or its Authorized Wholesalers shall provide to Amgen, within [DELETED] days following the [DELETED], documentation regarding [DELETED] to Dialysis Center during the [DELETED]. [DELETED] to Dialysis Center in the [DELETED] within [DELETED] days following the end of the [DELETED]. Such [DELETED] immediately upon the conclusion of the [DELETED].

(b)	Amgen may elect to [DELETED] that may be [DELETED] from time to time by Dialysis Center during the Term of the Agreement, in addition to the [DELETED], on such additional terms and conditions as shall generally apply to [DELETED]. [DELETED] Amgen of a [DELETED] under this Section shall not entitle Amgen to [DELETED] in any such [DELETED].

(c)	[DELETED]

(d)	Amgen hereby acknowledges receipt of a copy of Dialysis Center’s current [DELETED] and [DELETED], and agrees to be bound by the terms thereof. Dialysis Center agrees that, except as provided in the [DELETED], none of its agents, representatives or employees (“Agents”) shall otherwise [DELETED] Amgen for any other [DELETED], for Dialysis Center or any of its agents or facilities, whether [DELETED], at any [DELETED] or pursuant to any other [DELETED]. Amgen acknowledges and agrees that, except as provided in the [DELETED], it shall not [DELETED] any such other [DELETED] to Dialysis Center, its Agents, or its facilities.

10.	[DELETED]. For the period [DELETED], Dialysis Center may qualify for an [DELETED] as outlined below.

(a)	Calculation:

[DELETED] = A x B

where

A = [DELETED] of EPOGEN® for the [DELETED].

B = [DELETED]

(b)	Payment and Vesting: The [DELETED] will vest on the [DELETED] day of the [DELETED] and will be paid within [DELETED] days after the [DELETED] day of the [DELETED].

Amendment No. 2 Agreement No. 200308360 (Continued)

Appendix B: List of Dialysis Center Affiliates

Please refer to attached list of affiliates.

Amendment No. 2 Agreement No. 200308360 (Continued)

Appendix C: List of Authorized Wholesalers

To ensure Dialysis Center receives the appropriate discount, it is important Amgen receives Dialysis Center’s current list of Authorized Wholesalers. The following list represents the Wholesalers Amgen currently has associated with Dialysis Center’s contract. Please update the list by adding or deleting Wholesalers as necessary.

AMERICAN MEDICAL DISTRIBUTORS, INC.

SUBSIDIARY OF BELLCO DRUG CORPORATION

100 NEW HIGHWAY

AMITYVILLE, NY 11701

AMERISOURCE CORPORATION

100 FRIARS LANE

THOROFARE, NJ 08086

ASD SPECIALTY HEALTHCARE

SUBSIDIARY OF BERGEN BRUNSWIG DRUG CO.

4006 BELTLINE ROAD, SUITE 200, LB-21

ADDISION, TX 75001

BERGEN BRUNSWIG DRUG COMPANY

4000 METROPOLITAN DRIVE

ORANGE, CA 92868

HENRY SCHEIN INCORPORATED

135 DURYEA ROAD

MELVILLE, NY 11747

METRO MEDICAL SUPPLY, INC.

1911 CHURCH STREET

NASHVILLE, TN 37023

PRIORITY HEALTHCARE CORPORATION

CHARISE CHARLES DIVISION

250 TECHNOLOGY PARK, SUITE 124

LAKE MARY, FL 32746

Center Name	Address	City	ST	Zip
ACUTE DIALYSIS	UNITED HOSPITAL 333 N SMITH AVE	MINNEAPOLIS	MN	55404
ALHAMBRA DIALYSIS	1315 ALHAMBRA BLVD STE 100	SACRAMENTO	CA	95816
ALTUS DIALYSIS CENTER	205 S PARK LN STE 130	ALTUS	OK	73521
ANTELOPE DIALYSIS CENTER	6406 TUPELO DR STE A	CITRUS HEIGHTS	CA	95621
ANTIOCH DIALYSIS CENTER	3100 DELTA FAIR BLVD	ANTIOCH	CA	94509
APHERISIS ACUTE	825 S EIGHTH ST STE 400	MINNEAPOLIS	MN	55404
APPOMATTOX DIALYSIS	15 WEST OLD ST	PETERSBURG	VA	23803
ARCADIA DIALYSIS CENTER	1341 E OAK ST	ARCADIA	FL	34266
ARDEN HILLS DIALYSIS UNIT	3900 NORTHWOODS DR STE 110	ARDEN HILLS	MN	55112
ARVADA DIALYSIS CENTER	9950 W 80TH AVE STE 25	ARVADA	CO	80005
ASHEVILLE ACUTE	10 MCDOWELL ST	ASHEVILLE	NC	28801
ASHEVILLE KIDNEY CENTER	10 MCDOWELL ST	ASHEVILLE	NC	28801
ATLANTIC ARTIFICIAL KIDNEY CENTER	6 INDUSTRIAL WAY W STE B	EATONTOWN	NJ	7724
ATLANTIC CITY DIALYSIS CENTER	2720 ATLANTIC AVE	ATLANTIC CITY	NJ	8401
ATLANTIC DIALYSIS	1500 EAST 10TH STREET	ATLANTIC	IA	50022
AURORA DIALYSIS CENTER	1411 S POTOMAC AMC II STE 100	AURORA	CO	80012
AUSTIN ACUTES	2800 INTERSTATE HWY 35 STE 120	AUSTIN	TX	78704
BAKER PLACE DIALYSIS	5084 AMES AVENUE	OMAHA	NE	68104
BAKERS FERRY DIALYSIS	3645 BAKERS FERRY RD	ATLANTA	GA	30331
BALTIMORE COUNTY DIALYSIS CENTER	9635-A LIBERTY RD STE 100	RANDALLSTOWN	MD	21133
BARDSTOWN DIALYSIS CENTER	210 WEST JOHN FITCH AVE	BARDSTOWN	KY	40004
BATTLE CREEK ACUTE PROGRAM	300 NORTH AVENUE ROOM 2211	BATTLE CREEK	MI	49017
BATTLE CREEK DIALYSIS	220 GOODALE AVENUE	BATTLE CREEK	MI	49015
BAY AREA DIALYSIS CENTER	1101 9TH ST N	ST PETERSBURG	FL	33701
BAY BREEZE DIALYSIS	11465 ULMERTON RD	LARGO	FL	33778
BAYONET POINT HUDSON KIDNEY CENTER	14144 NEPHRON LN	HUDSON	FL	34667
BELCARO DIALYSIS CENTER	755 COLORADO BOULEVARD	DENVER	CO	80246
BELLEVUE COMMUNITY DIALYSIS CENTER	3535 FACTORIA BLVD SE SUITE 150	BELLEVUE	WA	98006
BERLIN DIALYSIS CENTER	314 FRANKLIN AVE STE 306	BERLIN	MD	21811
BERTHA SIRK DIALYSIS CENTER	5820 YORK ROAD STE 10	BALTIMORE	MD	21212
BEVERLY HILLS DIALYSIS CENTER	8762 W PICO BLVD	LOS ANGELES	CA	90035
BLOOMINGTON DIALYSIS UNIT OF TRC	8591 LYNDALE AVE S	BLOOMINGTON	MN	55420
BLUFF CITY DIALYSIS CENTER	2400 LUCY LEE PARKWAY STE E	POPLAR BLUFF	MO	63901
BOCA RATON ARTIFICIAL KIDNEY CENTER	998 NW 9TH COURT	BOCA RATON	FL	33486
BOGALUSA ACUTE DIALYSIS	2108 SOUTH AVENUE F	BOGALUSA	LA	70427
BOGALUSA KIDNEY CARE	2108 SOUTH AVE F	BOGALUSA	LA	70427
BOSTON POST ROAD DIALYSIS CENTER	4026 BOSTON POST RD	BRONX	NY	10466
BOULDER DIALYSIS CENTER	2880 FOLSOM DR STE 110	BOULDER	CO	80304
BREA DIALYSIS CENTER	595 TAMARACK AVE STE A	BREA	CA	92821
BRICKTOWN DIALYSIS CENTER	525 JACK MARTIN BLVD 2ND FL	BRICKTOWN	NJ	8724
BRIDGEWATER DIALYSIS CENTER	2121 ROUTE 22 W	BOUND BROOK	NJ	8805
BRIGHTON	4700 EAST BROMLEY LANE SUITE 103	BRIGHTON	CO	80601
BRIGHTON DIALYSIS	7960 WEST GRAND RIVER STE 210	BRIGHTON	MI	48114
BROKEN ARROW DIALYSIS CENTER	601 S ASPEN	BROKEN ARROW	OK	74012
BRONX DIALYSIS CENTER	1615 EASTCHESTER RD	BRONX	NY	10461
BROOKHOLLOW DIALYSIS	4918 W 34TH ST	HOUSTON	TX	77092
BUENA VISTA DIALYSIS	347 HWY 41 N PO BOX 679	BUENA VISTA	GA	31803
BURLINGTON DIALYSIS	873 HEATHER RD	BURLINGTON	NC	27215
BURNSVILLE DIALYSIS UNIT	303 E NICOLLET BLVD STE 363	BURNSVILLE	MN	55337
CAMBRIDGE	300 BYRN STREET	CAMBRIDGE	MD	21613
CAMELBACK DIALYSIS CENTER	7321 E OSBORN DR	SCOTTSDALE	AZ	85251
CAMP HILL DIALYSIS CENTER	425 N 21ST ST PLAZA 21 BLDG 1ST FL	CAMP HILL	PA	17011
CAPITAL CITY DIALYSIS	307 NORTH 46TH STREET	LINCOLN	NE	68503
CARROLL COUNTY DIALYSIS FACILITY	412 MALCOLM DR STE 310	WESTMINSTER	MD	21157
CASS LAKE DIALYSIS FACILITY	602 GRANT UTLEY PO BOX 757	CASS LAKE	MN	56633
CATSKILL ACUTE	68 BUSHVILLE ROAD	HARRIS	NY	12760
CATSKILL DIALYSIS CENTER	139 FORESTBURGH RD	MONTICELLO	NY	12701

Center Name	Address	City	ST	Zip
CELEBRATION DIALYSIS	1154 CELEBRATION BLVD	CELEBRATION	FL	34747
CELIA DILL DIALYSIS CENTER	BARNS OFFICE CENTER 667 STONLEIGH AVE STE 206	CARMEL	NY	10512
CENTER FOR KIDNEY DISEASE AT NORTH SHORE DIALYSIS	1190 NW 95TH ST STE 208	MIAMI	FL	33150
CENTER FOR KIDNEY DISEASE AT VENTURE	16855 NE 2ND AVE STE 205	N MIAMI BEACH	FL	33162
CENTRAL CITY DIALYSIS	1300 MURCHISON DRIVE SUITE 320	EL PASO	TX	79902
CENTRAL DES MOINES DIALYSIS	1215 PLEASANT STREET SUITE 106	DES MOINES	IA	50309
CENTRAL TULSA ACUTE	1124 S ST LOUIS	TULSA	OK	74120
CENTRAL TULSA DIALYSIS CENTER	1124 S ST LOUIS AVENUE	TULSA	OK	74120
CENTRAL TULSA PD	1124 S ST LOUIS	TULSA	OK	74120
CHADBOURN DIALYSIS CENTER	210 E STRAWBERRY BLVD	CHADBOURN	NC	28431
CHEROKEE DIALYSIS CENTER	53 ECHOTA CHURCH RD	CHEROKEE	NC	28719
CHESAPEAKE DIALYSIS CENTER	1400 CROSSWAYS BLVD CROSSWAYS II STE 106	CHESAPEAKE	VA	23320
CHESTERTOWN DIALYSIS CENTER	KENT AND QUEEN ANNE’S HOSPITAL 100 BROWN ST	CHESTERTOWN	MD	21620
CHICAGO HEIGHTS DIALYSIS	177 B WEST JOE ORR ROAD	CHICAGO HEIGHTS	IL	60411
CHICO DIALYSIS CENTER	530 COHASSET RD	CHICO	CA	95926
CHINLE DIALYSIS	US HWY 191 PO BOX 879	CHINLE	AZ	86503
CHURCHVIEW DIALYSIS CENTER	5970 CHURCHVIEW DR	ROCKFORD	IL	61107
CIELO VISTA DIALYSIS	7200 GATEWAY BLVD STE B	EL PASO	TX	79915
CINCINNATI DIALYSIS CENTER	815 EASTGATE DR S	CINCINNATI	OH	45245
CITRUS VALLEY DIALYSIS	894 HARDT STREET	SAN BERNADINO	CA	92408
CKC DIALYSIS	4350 DEWEY AVENUE 5TH FLOOR	OMAHA	NE	68198
CLAREMORE DIALYSIS CENTER	202 E BLUE STARR DR	CLAREMORE	OK	74017
CLARKSTON DIALYSIS	6770 DIXIE HWY STE 205	CLARKSTON	MI	48346
CLEVELAND DIALYSIS CENTER	CROLEY CENTER 600 E HOUSTON STE 630	CLEVELAND	TX	77327
CLINTON DIALYSIS CENTER	150 SOUTH 31ST ST	CLINTON	OK	73601
COASTAL KIDNEY CENTERS LLC	510 N MACARTHUR AVE	PANAMA CITY	FL	32401
COLUMBUS ACUTE	6228 BRADLEY PARK DR STE B	COLUMBUS	GA	31904
COLUMBUS DIALYSIS	6228 BRADLEY PARK DR STE B	COLUMBUS	GA	31904
COMMERCE CITY DIALYSIS	6320 HOLLY ST	COMMERCE CITY	CO	80022
COMMUNITY HEMO-SAN FRANCISCO	1800 HAIGHT ST	SAN FRANCISCO	CA	94117
COMPLETE DIALYSIS CARE	7850 W SAMPLE RD	CORAL SPRINGS	FL	33065
COMPLETE DIALYSIS CARE-SOUTH	111 SW 23RD ST STE D	FORT LAUDERDALE	FL	33315
COMPREHENSIVE RENAL CARE-EAST CHICAGO	4320 FIR ST STE 404	EAST CHICAGO	IN	46312
COMPREHENSIVE RENAL CARE-GARY	4802 BROADWAY	GARY	IN	46408
COMPREHENSIVE RENAL CARE-HAMMOND	222 DOUGLAS ST	HAMMOND	IN	46320
COMPREHENSIVE RENAL CARE-MICHIGAN CITY	120 DUNES PLAZA	MICHIGAN CITY	IN	46360
COMPREHENSIVE RENAL CARE-MUNSTER	8317 CALUMET AVE STE A	MUNSTER	IN	46321
COMPREHENSIVE RENAL CARE-VALPARAISO	606 E LINCOLNWAY	VALPARAISO	IN	46383
CONCORD	2300 STANWELL DRIVE SUITE C	CONCORD	CA	94520
CONEY ISLAND DIALYSIS CENTER	26 BRIGHTON 11TH ST	BROOKLYN	NY	11235
CONROE DIALYSIS CENTER	500 MEDICAL PLAZA STE 175	CONROE	TX	77304
CONTINENTAL DIALYSIS—ALEXANDRIA	5999 STEVENSON AVE STE 100	ALEXANDRIA	VA	22304
CONTINENTAL DIALYSIS—WOODBRIDGE	2751 KILLARNEY DR	WOODBRIDGE	VA	22192
COON RAPIDS DIALYSIS UNIT	3960 COON RAPIDS BLVD STE 314	COON RAPIDS	MN	55433
COPPERFIELD DIALYSIS	1030 VINEHAVEN DRIVE	CONCORD	NC	28025
CORONA DIALYSIS CENTER	1820 FULLERTON AVE STE 180	CORONA	CA	92881
CORTEZ DIALYSIS CENTER	610 E MAIN STE C	CORTEZ	CO	81321
COVINA DIALYSIS	1547 WEST GARVEY AVE	WEST COVINA	CA	91790
CREEKSIDE DIALYSIS CENTER	141 PARKER ST	VACAVILLE	CA	95688

Center Name	Address	City	ST	Zip
CRESCENT CITY DIALYSIS CENTER	3909 BIENVILLE STE 1B	NEW ORLEANS	LA	70119
CRESCENT HEIGHTS DIALYSIS CENTER	8151 BEVERLY BLVD	LOS ANGELES	CA	90048
CRESTON DIALYSIS	1700 WEST TOWNLINE STREET	CRESTON	IA	50801
CRESTWOOD DIALYSIS	9901 WATSON ROAD	ST LOUIS	MO	63126
CROSSROADS DIALYSIS	3214 YORBA LINDA BLVD	FULLERTON	CA	92831
CRYSTAL CITY DIALYSIS CENTER	JEFFERSON MEMORIAL HOSPITAL HWY 61 AND I-55	CRYSTAL CITY	MO	63019
CRYSTAL RIVER DIALYSIS	7435 W GULF TO LAKE HWY	CRYSTAL RIVER	FL	34429
CUERO KIDNEY DIALYSIS CENTER	111 EAST ALEXANDER	CUERO	TX	77954
CYFAIR DIALYSIS CENTER	9110 JONES RD STE 110	HOUSTON	TX	77065
DALLAS NORTH DIALYSIS	11886 GREENVILLE AVENUE SUITE 100B	DALLAS	TX	75243
DAVISON DIALYSIS	1011 S STATE ST	DAVISON	MI	48423
DAVITA PRISON DIALYSIS SERVICES	3501 COFFEE RD STE 3	MODESTO	CA	95355
DECATUR DIALYSIS	1987 CANDLER RD	DECATUR	GA	30032
DEERFIELD BEACH ARTIFICIAL KIDNEY CENTER	1983 W HILLSBORO BLVD	DEERFIELD BEACH	FL	33442
DEKALB DIALYSIS CENTER	8 HEALTH SERVICES DR SUITE C	DEKALB	IL	60115
DEL RAY ARTIFICIAL KIDNEY CENTER	16244 S MILITARY TRAIL STE 110	DELRAY BEACH	FL	33484
DELTA SIERRA DIALYSIS CENTER	555 W BENJAMIN HOLT DR STE 200	STOCKTON	CA	95207
DENISON DIALYSIS CENTER	1220 REBA MCENTIRE LANE	DENISON	TX	75020
DENVER ACUTE	3247 S LINCOLN ST	ENGLEWOOD	CO	80110
DENVER DIALYSIS CENTER	1719 E 19TH AVE FIRST FLOOR BUILDING C	DENVER	CO	80218
DES MOINES ACUTE PROGRAM	1215 PLEASANT STREET SUITE 100	DES MOINES	IA	50309
DESERT MOUNTAIN DIALYSIS	9220 E MOUNTAIN VIEW RD STE 105	SCOTTSDALE	AZ	85258
DESERT RIDGE DIALYSIS	8573 EAST PRINCESS DRIVE SUITE 111	SCOTTSDALE	AZ	85255
DESERT VALLEY ACUTE DIALYSIS	7321 E OSBORN DR	SCOTTSDALE	AZ	85251
DETROIT DIALYSIS	2674 E JEFFERSON AVE	DETROIT	MI	48207
DIAL U IN N MECKLENBERG AT HOME	9030 GLENWATER DRIVE	CHARLOTTE	NC	28262
DIALYSIS ASSOCIATES OF THE PALM BEACHES	2611 POINSETTIA AVE	WEST PALM BEACH	FL	33407
DIALYSIS BY CONTRACT	32930 ALVARADO NILES RD SUITE 340	UNION CITY	CA	94587
DIALYSIS CARE OF ANSON COUNTY	923 EAST CASWELL ST	WADESBORO	NC	28170
DIALYSIS CARE OF EDGECOMB COUNTY	3206 WESTERN BLVD	TARBORO	NC	27886
DIALYSIS CARE OF FRANKLIN COUNTY	1706 HWY 39 N	LOUISBURG	NC	27549
DIALYSIS CARE OF HOKE COUNTY	403 S MAIN ST	RAEFORD	NC	28376
DIALYSIS CARE OF MARTIN COUNTY	100 MEDICAL DR	WILLIAMSTON	NC	27892
DIALYSIS CARE OF MECKLENBERG COUNTY	3515 LATROBE DR	CHARLOTTE	NC	28211
DIALYSIS CARE OF MECKLENBERG/UNIVERSITY	9030 GLENWATER DR	CHARLOTTE	NC	28262
DIALYSIS CARE OF MONTGOMERY COUNTY	318 N MAIN ST	TROY	NC	27371
DIALYSIS CARE OF MOORE COUNTY	16 REGIONAL DR	PINEHURST	NC	28374
DIALYSIS CARE OF MOORE COUNTY AT HOME	16 REGIONAL DRIVE	PINEHURST	NC	28374
DIALYSIS CARE OF RICHMOND COUNTY	771 CHAERAW HWY	HAMLET	NC	28345
DIALYSIS CARE OF ROCKINGHAM COUNTY	251 W KINGS HWY	EDEN	NC	27288
DIALYSIS CARE OF ROWAN COUNTY	1406-B W INNES ST	SALISBURY	NC	28144
DIALYSIS CARE OF ROWAN COUNTY—KANNAPOLIS	1607 N MAIN ST	KANNAPOLIS	NC	28081
DIALYSIS CARE OF RUTHERFORD COUNTY	226 COMMERCIAL DR	FOREST CITY	NC	28043
DIALYSIS CARE OF WAYNE COUNTY	2403 WAYNE MEMORIAL DR	GOLDSBORO	NC	27534
DIALYSIS CENTER OF MIDDLE GEORGIA—MACON	747 SECOND ST	MACON	GA	31201
DIALYSIS CENTER OF MIDDLE GEORGIA—WARNER ROBINS	509 N HOUSTON RD	WARNER ROBINS	GA	31093

Center Name	Address	City	ST	Zip
DIALYSIS CENTER OF OXFORD COURT	930 TOWN CENTER DR STE G-100	LANGHORNE	PA	19047
DIALYSIS SYSTEMS OF COVINGTON	210 GREENBRIAR BLVD	COVINGTON	LA	70433
DIALYSIS SYSTEMS OF HAMMOND	2570 SW RAILROAD AVE STE A-2	HAMMOND	LA	70403
DIALYSIS TREATMENT CENTERS OF MACON	745 PINE ST	MACON	GA	31201
DIAMOND VALLEY DIALYSIS	1030 EAST FLORIDA AVE	HEMET	CA	92543
DIXON KIDNEY CENTER	1131 NORTH GALENA AVENUE	DIXON	IL	61021
DNVO-CANTON—MI	36588 FORD ROAD	WESTLAND	MI	48185
DNVO-LIFELINE—ANN ARBOR	3850 RESEARCH PARK DR	ANN ARBOR	MI	48108
DOCTORS DIALYSIS OF EAST LA	950 SOUTH EASTER AVENUE	LOS ANGELES	CA	90022
DOCTORS DIALYSIS OF MONTEBELLO	1721 W WHITTIER BLVD	MONTEBELLO	CA	90640
DOWN RIVER KIDNEY CENTER	5600 ALLEN RD	ALLEN PARK	MI	48101
DOWNEY DIALYSIS CENTER	8630 FLORENCE AVE STE 101	DOWNEY	CA	90240
DOWNTOWN DIALYSIS CENTER	821 N EUTAW STE 401	BALTIMORE	MD	21201
DOWNTOWN HOUSTON	2207 CRAWFORD STREET	HOUSTON	TX	77002
DULANEY TOWSON DIALYSIS CENTER	113 WEST RD STE 201	TOWSON	MD	21204
DUNCAN DIALYSIS CENTER	2645 W ELK	DUNCAN	OK	73533
DURANT	411 WESTSIDE DRIVE	DURANT	OK	74701
DYKER HEIGHTS DIALYSIS CENTER	1435 86TH ST	BROOKLYN	NY	11228
EAGAN DIALYSIS	2750 BLUE WATER RD SUITE 300	EAGAN	MN	55121
EAST AURORA DIALYSIS	482 S CHAMBERS RD	AURORA	CO	80017
EAST BAY PERITONEAL DIALYSIS CENTER	13939 E 14TH ST STE 110	SAN LEANDRO	CA	94578
EAST END DIALYSIS CENTER	2201 E MAIN ST STE 100	RICHMOND	VA	23223
EAST FORT LAUDERDALE DIALYSIS CENTER	1301 SOUTH ANDREWS AVE STE 101	FT LAUDERDALE	FL	33315
EAST GEORGIA DIALYSIS	450 GEORGIA AVENUE SUITE A	STATESBORO	GA	30458
EAST MACON DIALYSIS CENTER	750 BACONSFIELD DR STE 103	MACON	GA	31211
EAST ST LOUIS DIALYSIS CENTER	129 N EIGHTH ST 3RD FL	EAST ST LOUIS	IL	62201
EAST WICHITA DIALYSIS CENTER	320 N HILLSIDE	WICHITA	KS	67214
EASTERN KENTUCKY DIALYSIS	167 WEDDINGTON BRANCH ROAD	PIKESVILLE	KY	41501
EASTMONT DIALYSIS	6955 FOOTHILL BOULEVARD	OAKLAND	CA	94605
EASTON DIALYSIS CENTER	402 MARVEL CT	EASTON	MD	21601
EASTPOINT DIALYSIS CENTER	2669 CHURCH ST	EAST POINT	GA	30344
EATON CANYON DIALYSIS	2551 E WASHINGTON BLVD	PASADENA	CA	91107
ECMC DIALYSIS CENTER AT CLEVE-HILL	1461 KENSINGTON AVE	BUFFALO	NY	14215
EDEN PRAIRIE	14852 SCENIC HEIGHTS ROAD BLDG B STE 255	EDEN PRAIRIE	MN	55344
EDINA DIALYSIS CENTER	6550 YORK AVE S STE 100	EDINA	MN	55435
EDMOND DIALYSIS CENTER	50 S BAUMANN AVE	EDMOND	OK	73034
EL MILAGRO DIALYSIS UNIT	2800 S INTERSTATE HWY 35 STE 120	AUSTIN	TX	78704
ELBERTON DIALYSIS CENTER	894 ELBERT STREET	ELBERTON	GA	30635
ELBERTON-WASHINGTON ACUTES	4-B COLLEGE PLAZA RAIR RD	STATESBORO	GA	30458
ELK CITY DIALYSIS CENTER	1710 W THIRD STE 101	ELK CITY	OK	73644
ELK GROVE DIALYSIS	9281 OFFICE PARK CIRCLE	ELK GROVE	CA	95758
ELK RIVER KIDNEY CENTER	216 SOUTH BRIDGE ST	ELKTON	MD	21921
ELLIJAY DIALYSIS	91 SOUTHSIDE CHURCH ST	ELLIJAY	GA	30540
ELMBROOK KIDNEY CENTER	7920 ELMBROOK STE 108	DALLAS	TX	75247
ENGLEWOOD DIALYSIS CENTER	3247 S LINCOLN ST	ENGLEWOOD	CO	80110
EXTON DIALYSIS CENTER	710 SPRINGDALE DR	EXTON	PA	19341
FAIR OAKS	ONE PENDER BUSINESS PARK 3955 PENDER DRIVE	FAIRFAX	VA	22030
FAIRFIELD DIALYSIS CENTER	604 EMPIRE ST	FAIRFIELD	CA	94533
FAIRVIEW ACUTE	825 S EIGHTH ST STE 400	MINNEAPOLIS	MN	55404
FARIBAULT DIALYSIS UNIT	201 S LYNDALE AVE STE F	FARIBAULT	MN	55021
FEDERAL WAY COMMUNITY DIALYSIS CENTER	1109 S 348TH ST	FEDERAL WAY	WA	98003
FEDERAL WAY COMMUNITY DIALYSIS CENTER PD	1105 S 348TH STREET SUITE B104	FEDERAL WAY	WA	98003
FIRST LANDING DIALYSIS	1745 CAMELOT DR STE 100	VIRGINIA BEACH	VA	23454
FLAMINGO PARK KIDNEY CENTER INC	901 E 10TH AVE BAY 17	HIALEAH	FL	33010
FLINT ACUTE DIALYSIS	ONE HURLEY PLAZA ROOM 5A	FLINT	MI	48503

Center Name	Address	City	ST	Zip
FLINT DIALYSIS AT HOME	TWO HURLEY PLAZA STE 114	FLINT	MI	48503
FLINT DIALYSIS CENTER	TWO HURLEY PLAZA STE 115	FLINT	MI	48503
FLORIN DIALYSIS CENTER	7000 STOCKTON BLVD	SACRAMENTO	CA	95823
FLUSHING DIALYSIS	3469 PIERSON PLACE STE A	FLUSHING	MI	48433
FOREST LAKE DIALYSIS UNIT	FOREST LAKE PROFESSIONAL BLDG 1068 S LAKE ST STE 110	FOREST LAKE	MN	55025
FOREST PARK DIALYSIS CENTER	380 FOREST PARKWAY STE C	FOREST PARK	GA	30297
FORT LAUDERDALE RENAL ASSOCIATES	6264 N FEDERAL HIGHWAY	FORT LAUDERDALE	FL	33308
FORT PIERCE ARTIFICIAL KIDNEY CENTER	1801 S 23RD ST STE 1	FORT PIERCE	FL	34950
FORT VALLEY DIALYSIS	557 BLUEBIRD BOULEVARD	FORT VALLEY	GA	31030
FOUR CORNERS ACUTE DIALYSIS	801 W MAPLE	FARMINGTON	NM	87401
FOUR CORNERS DIALYSIS CENTER	801 W BROADWAY	FARMINGTON	NM	87401
FOURTH STREET DIALYSIS	3101 B NORTH FOURTH ST	LONGVIEW	TX	75605
FOWLERVILLE DIALYSIS	206 EAST GRAND RIVER AVENUE	FOWLERVILLE	MI	48836
FRANCONIA DIALYSIS CENTER	5695 KING CENTER DRIVE	ALEXANDRIA	VA	22315
FRANKLIN DIALYSIS AT HOME	150 SOUTH INDEPENDENCE WEST 101 PUBLIC LEDGER BLDG	PHILADELPHIA	PA	19106
FRANKLIN DIALYSIS CENTER	150 SOUTH INDEPENDENCE WEST 101 PUBLIC LEDGER BLDG	PHILADELPHIA	PA	19106
FREEPORT DIALYSIS CENTER	25 NORTH HARLEM AVE	FREEPORT	IL	61032
FREEWAY DRIVE DIALYSIS	1449 FREEWAY DRIVE SUITE A AND B	REIDSVILLE	NC	27320
FREMONT DIALYSIS CENTER	2340 NORTH CLARKSON	FREMONT	NE	68025
GAINESVILLE DIALYSIS	2545 FLINTRIDGE RD STE 130	GAINESVILLE	GA	30501
GARDEN CITY DIALYSIS CENTER	1100 STEWART AVE	GARDEN CITY	NY	11530
GAREY DIALYSIS CENTER	1880 N GAREY AVE	POMONA	CA	91767
GARFIELD HEMODIALYSIS CENTER	118 HILLIARD AVE	MONTEREY PARK	CA	91754
GEORGETOWN ON THE POTOMAC DIALYSIS CENTER	3223 K STREET NW STE 110	WASHINGTON	DC	20007
GERMANTOWN DIALYSIS	20111 CENTURY BLVD	GERMANTOWN	MD	20874
GETTYSBURG DIALYSIS	26 SPRINGS AVE STE C	GETTYSBURG	PA	17325
GHENT DIALYSIS CENTER	901 HAMPTON BLVD STE 200	NORFOLK	VA	23507
GILMER	519 NORTH WOOD STREET	GILMER	TX	75644
GONZALES DIALYSIS CENTER	1406 N SARAH DEWITT DRIVE	GONZALES	TX	78629
GRAND BLANC DIALYSIS CENTER	3625 GENESYS PARKWAY	GRAND BLANC	MI	48439
GRAND ISLAND DIALYSIS	603 SOUTH WEBB ROAD	GRAND ISLAND	NE	68803
GRANITE CITY DIALYSIS CENTER	9 AMERICAN VILLAGE SHOPPING CENTER	GRANITE CITY	IL	62040
GRANT PARK DIALYSIS	5000 NANNIE HELEN BURROUGHS AVE NE	WASHINGTON	DC	20019
GREAT BRIDGE DIALYSIS CENTER	745 N BATTLEFIELD BLVD	CHESAPEAKE	VA	23320
GREAT LAKES ACUTE	3908 GUNDERSON AVE	STICKNEY	IL	60402
GREATER EL MONTE DIALYSIS CENTER	1938 TYLER AVE STE J-168	SOUTH EL MONTE	CA	91733
GREATER HOUSTON ACUTE DIALYSIS	11602 BURDINE	HOUSTON	TX	77231
GREATER PORTSMOUTH DIALYSIS	3516 QUEEN ST	PORTSMOUTH	VA	23707
GREENSPRING DIALYSIS CENTER	4701 MT HOPE DR SUITE C	BALTIMORE	MD	21215
GREER KIDNEY CENTER	211 VILLAGE DR	GREER	SC	29651
GRIFFIN DIALYSIS	731 S 8TH ST	GRIFFIN	GA	30224
GROVEPARK DIALYSIS CENTER	794 MCDONOUGH ROAD	JACKSON	GA	30233
GULF BREEZE DIALYSIS CENTER	1121 OVERCASH DR A	DUNEDIN	FL	34698
GULF COAST DIALYSIS INC	3300 TAMIAMI TRAIL STE 101A	PORT CHARLOTTE	FL	33952
HAINES CITY DIALYSIS	110 PATTERSON RD	HAINES CITY	FL	33844
HALLWOOD DIALYSIS CENTER	4929 CLIO RD STE B	FLINT	MI	48504
HAMPTON AVENUE	1425 HAMPTON AVENUE	ST LOUIS	MO	63139
HARFORD ROAD DIALYSIS	5800 HARFORD RD	BALTIMORE	MD	21214
HARLAN DIALYSIS	1213 GARFIELD AVENUE	HARLAN	IA	51537
HARRISBURG ACUTES	425 N 21ST ST PLAZA 21 BLDG 1ST FL	CAMP HILL	PA	17011
HASTINGS DIALYSIS CENTER	1900 NORTH SAINT JOSEPH AVE	HASTINGS	NE	68901
HAYWARD DIALYSIS CENTER	22477 MAPLE CRT	HAYWARD	CA	94541
HCMC ACUTE DIALYSIS	901 S 6TH STREET STE B6	MINNEAPOLIS	MN	55404

Center Name	Address	City	ST	Zip
HEB DIALYSIS CENTER	1401A BROWN TRAIL	BEDFORD	TX	76022
HEMET DIALYSIS CENTER	1330 S STATE ST STE B	SAN JACINTO	CA	92583
HENDERSON DIALYSIS CENTER	1002 HWY 79 N	HENDERSON	TX	75652
HENDERSONVILLE DIALYSIS CENTER	500 BEVERLY HANK CTR HWY 25 N	HENDERSONVILLE	NC	28792
HENRY SPALDING ACUTE	114 DUNN STREET	MCDONOUGH	GA	30253
HERMISTON COMMUNITY DIALYSIS CENTER	1155 W LINDA AVE	HERMISTON	OR	97838
HERNANDO KIDNEY CENTER	2985-A LANDOVER BLVD	SPRING HILL	FL	34608
HILL COUNTRY DIALYSIS CENTER OF SAN MARCOS	TDC PLAZA 1820 PETER GARZA ST	SAN MARCOS	TX	78666
HOLLYWOOD DIALYSIS CENTER	5108 SUNSET BLVD	LOS ANGELES	CA	90027
HOME DIALYSIS UNIT	825 S EIGHTH ST STE 1202	MINNEAPOLIS	MN	55404
HONESDALE DIALYSIS CENTER	STOURBRIDGE MALL RTE 6 AND MAPLE AVE	HONESDALE	PA	18431
HOPE AGAIN DIALYSIS CENTER	1207 STATE RTE VV	KENNETT	MO	63857
HOPE DIALYSIS CENTER	300 MARCELLA DR	HAMPTON	VA	23666
HOPEWELL DIALYSIS CENTER	301 W BROADWAY	HOPEWELL	VA	23860
HOPI DIALYSIS CENTER	HWY 264 POB 964	POLACCA	AZ	86042
HOUSTON ACUTES	5610 ALMEDA RD	HOUSTON	TX	77004
HOUSTON KIDNEY CENTER CYPRESS STATION	221H FM 1960 WEST	HOUSTON	TX	77090
HOUSTON KIDNEY CENTER SOUTHWEST	11111 BROOKLET DR BLDG 100 STE 100	HOUSTON	TX	77099
HUDSON VALLEY DIALYSIS	155 WHITE PLAINS RD	TARRYTOWN	NY	10591
HYDE PARK KIDNEY CENTER	1439 EAST 53RD ST	CHICAGO	IL	60615
IMPERIAL CARE DIALYSIS CENTER	4345 EAST IMPERIAL HIGHWAY	LYNWOOD	CA	90262
INDEPENDENCE DIALYSIS CENTER	801 W MYRTLE ST	INDEPENDENCE	KS	67301
INDEPENDENCE RENAL CENTER	12392 HIGHWAY 40	INDEPENDENCE	LA	70443
INDIO DIALYSIS CENTER	46767 MONROE ST STE 101	INDIO	CA	92201
INTERAMERICAN DIALYSIS INSTITUTE INC	7815 CORAL WAY STE 115	MIAMI	FL	33155
IRIS CITY DIALYSIS	521 N EXPERESSWAY VILLAGE STE 1509	GRIFFIN	GA	30223
IRVINE DIALYSIS CENTER	16255 LAGUNA CANYON RD	IRVINE	CA	92618
JACINTO DIALYSIS CENTER	11515 MARKET STREET	JACINTO CITY	TX	77029
JACKSON ACUTES	1725 PINE STREET	MONTGOMERY	AL	36106
JACKSON DIALYSIS	234 WEST LOUIS GLICK HWY	JACKSON	MI	49201
JENNERSVILLE DIALYSIS CENTER	1011 W BALTIMORE PIKE STE 107	WEST GROVE	PA	19390
JONESBORO DIALYSIS	129 KING STREET	JONESBORO	GA	30236
KATY DIALYSIS CENTER	22233 KATY FREEWAY	KATY	TX	77450
KAYENTA DIALYSIS	US HWY 163 NORTH	KAYENTA	AZ	86033
KENNER REGIONAL DIALYSIS CENTER	200 W ESPLANADE AVE STE 100	KENNER	LA	70065
KENNETH HAHN PLAZA DIALYSISCENTER	11854 S WILMINGTON AVE	WILLOWBROOK	CA	90059
KENT DIALYSIS CENTER	21501 84TH AVE S	KENT	WA	98032
KIDNEY CARE OF LARGO	1300 MERCANTILE LANE SUITE 194	LARGO	MD	20774
KIDNEY CARE OF LAUREL	13970 BALTIMORE BLVD	LAUREL	MD	20707
KIDNEY DIALYSIS CARE UNIT	3600 E MARTIN LUTHER KING JR BLVD	LYNWOOD	CA	90262
KILGORE	209 HWY 42 NORTH	KILGORE	TX	75662
KINGWOOD DIALYSIS CENTER	2300 GREEN OAK DR STE 500	KINGWOOD	TX	77339
KNICKERBOCKER RC INC	1180 W SWEDESFORD RD BLDG 2	BERWYN	PA	19312
LAKE COUNTY DIALYSIS SERVICES	918 S MILWAUKEE AVE	LIBERTYVILLE	IL	60048
LAKE DIALYSIS	221 NORTH 1ST ST	LEESBURG	FL	34748
LAKE ELSINORE DIALYSIS	32291 MISSION TRAIL RD BLDG S	LAKE ELSINORE	CA	92530
LAKE WALES DIALYSIS CENTER	1348 SR 60 E	LAKE WALES	FL	33853
LAKEPORT DIALYSIS CENTER	804 11TH ST STE 2	LAKEPORT	CA	95453
LAKEWOOD COMMUNITY DIALYSIS CENTER	5919 LAKEWOOD TOWNE CENTER BLVD SW STE A	LAKEWOOD	WA	98499
LAKEWOOD CROSSING DIALYSIS CENTER	1057 S WADSWORTH BLVD STE 100	LAKEWOOD	CO	80226
LAKEWOOD DIALYSIS CENTER	1750 PIERCE ST	LAKEWOOD	CO	80214
LAKEWOOD DIALYSIS CENTER	4645 SILVA ST	LAKEWOOD	CA	90712

Center Name	Address	City	ST	Zip
LAMPLIGHTER PLAZA	12654 LAMPLIGHTER SQUARE	ST LOUIS	MO	63128
LAS VEGAS ACUTES	7330 SMOKE RANCH ROAD SUITE A	LAS VEGAS	NV	89128
LAS VEGAS DIALYSIS CENTER	3100 W CHARLESTON BLVD STE 100	LAS VEGAS	NV	89102
LAWRENCEBURG DIALYSIS CENTER	555 EADS PARKWAY STE 200	LAWRENCEBURG	IN	47025
LEE STREET DIALYSIS	5155 LEE ST NE	WASHINGTON	DC	20019
LEESBURG DIALYSIS CENTER	801 E DIXIE AVE STE 108A	LEESBURG	FL	34748
LEJEUNE DIALYSIS	4338 NW 7TH ST	MIAMI	FL	33126
LEWISTOWN DIALYSIS CENTER	611 ELECTRIC AVE	LEWISTOWN	PA	17044
LIBERTY RC INC	1180 W SWEDESFORD RD BLDG 2	BERWYN	PA	19312
LIFE CARE DIALYSIS	221 W 61ST ST	NEW YORK	NY	10023
LIFELINE ATLANTA	552 PONCE DE LEON AVENUE N.E.	ATLANTA	GA	30308
LIFELINE BALTIMORE	2405 YORK ROAD	TIMONIUM	MD	21093
LIFELINE BIRMINGHAM	201 LONDON PARKWAY SUITE 500	BIRMINGHAM	AL	35211
LIFELINE CINCINNATI	4623 WESLEY AVENUE SUITE N	NORWOOD	OH	45212
LIFELINE DETROIT 1	10861 TEN MILE ROAD	OAK PARK	MI	48237
LIFELINE DETROIT 2	22201 MOROSS SUITE 155	DETROIT	MI	48236
LIFELINE DETROIT 3	16507 SOUTHFIELD	ALLEN PARK	MI	48101
LIFELINE EL PASO	1601 N BROWN STREET	EL PASO	TX	79902
LIFELINE HOUSTON	1415 LA CONCHA LANE	HOUSTON	TX	77054
LIFELINE HOUSTON 2	1570 S DAIRY ASHFORD RD SUITE 116	HOUSTON	TX	77077
LIFELINE RIVERSIDE	4100 LATHAM STREET SUITE A	RIVERSIDE	CA	92501
LIFELINE SAN ANTONIO	7114 SAN PEDRO	SAN ANTONIO	TX	78216
LIFELINE SAN DIEGO	5854 EL CAJON BLVD	SAN DIEGO	CA	92115
LIFELINE TYLER	807 EAST FIRST STREET	TYLER	TX	75701
LIFELINE WASHINGTON DC	4155 BLADENSBURG RD E	COLMAR MANOR	MD	20722
LIFELINE WICHITA	2630 NORTH WEBB ROAD BLDG 100 SUITE 200	WICHITA	KS	67226
LINCOLN PARK DIALYSIS	3157 N LINCOLN AVE	CHICAGO	IL	60657
LINCOLN PARK PD	7009 W BELMONT AVE	CHICAGO	IL	60634
LINCOLNLAND DIALYSIS CENTER	1112 CENTRE WEST DR	SPRINGFIELD	IL	62704
LITTLETON DIALYSIS CENTER	209 W COUNTY LINE RD	LITTLETON	CO	80129
LIVINGSTON DIALYSIS CENTER	203 N HOUSTON	LIVINGSTON	TX	77351
LODI DIALYSIS CENTER	2415 W VINE ST STE 106	LODI	CA	95242
LOGAN ACUTE DIALYSIS PROGRAM	167 STOLLINGS AVENUE	LOGAN	WV	25661
LOGAN SQUARE DIALYSIS	2659 N MILWAUKEE AVE 1ST FL	CHICAGO	IL	60647
LOMA VISTA DIALYSIS CENTER	1382-A LOMALAND	EL PASO	TX	79935
LONE STAR DIALYSIS	8560 MONROE RD	HOUSTON	TX	77061
LONETREE DIALYSIS CENTER	9777 MOUNT PYRAMID COURT SUITE 140	ENGLEWOOD	CO	80112
LONGMONT DIALYSIS CENTER	1700 KYLIE DR STE 170	LONGMONT	CO	80501
LONGVIEW DIALYSIS CENTER	425 N FREDONIA	LONGVIEW	TX	75601
LOS ANGELES DIALYSIS CENTER	2250 S WESTERN AVE STE 300	LOS ANGELES	CA	90018
LOUISVILLE DIAYLSIS	8037 DIXIE HIGHWAY	LOUISVILLE	KY	40258
LOWRY DIALYSIS CENTER	7465 E 1ST AVE STE A	DENVER	CO	80230
LUFKIN DIALYSIS CENTER	509 CHESTNUT VILLAGE	LUFKIN	TX	75901
LYNBROOK DIALYSIS CENTER	147 SCRANTON AVE	LYNBROOK	NY	11563
MACOMB KIDNEY CENTER	28295 SCHOENHERR ROAD SUITE A	WARREN	MI	48088
MADISON DIALYSIS CENTER	220 CLIFTY DR VILLIAGE SQUARE UNIT K	MADISON	IN	47250
MADISON DIALYSIS CENTER	302 N HIGHWAY ST	MADISON	NC	27025
MAINPLACE DIALYSIS CENTER	972 TOWN AND COUNTRY RD	ORANGE	CA	92868
MANASSAS DIALYSIS	10655 LOMOND DR STE 101	MANASSAS	VA	20109
MANZANITA DIALYSIS CENTER	4005 MANZANITA AVE STE 17	CARMICHAEL	CA	95608
MANZANITA PERITONIAL DIALYSIS CENTER	5120 MANZANITA AVE STE 140	CARMICHAEL	CA	95608
MAPLEWOOD DIALYSIS CENTER	2785 WHITE BEAR AVE STE 201	MAPLEWOOD	MN	55109
MARIANNA DIALYSIS CENTER	4319 LAFAYETTE	MARIANNA	FL	32446
MARSHALL DIALYSIS CENTER	1301 S WASHINGTON	MARSHALL	TX	75670
MARSHALL DIALYSIS CENTER	WEINER MEMORIAL MEDICAL CENTER 300 S BRUCE ST	MARSHALL	MN	56258

Center Name	Address	City	ST	Zip
MARYSVILLE	1015 8TH STREET	MARYSVILLE	CA	95901
MARYVILLE DIALYSIS	2130 VADALABENE DR	MARYVILLE	IL	62062
MCCOOK DIALYSIS CENTER	801 WEST C STREET	MCCOOK	NE	69001
MCDONOUGH DIALYSIS CENTER	114 DUNN ST	MCDONOUGH	GA	30253
MEHERRIN DIALYSIS CENTER	201-A WEAVER AVE	EMPORIA	VA	23847
MEMORIAL DIALYSIS CENTER	11621 KATY FREEWAY	HOUSTON	TX	77079
MEMORIAL DIALYSIS CENTER	4427 S ROBERTSON ST	NEW ORLEANS	LA	70115
MERRILLVILLE DIALYSIS	9223 TAFT	MERRILLVILLE	IN	46410
MESA VISTA DIALYSIS	2400 NORTH OREGON ST SUITE C	EL PASO	TX	79902
MGD—CHILDREN’S HOSPITAL DIALYSIS CENTER	111 MICHIGAN AVE NW RM 3130	WASHINGTON	DC	20010
MIAMI BEACH KIDNEY CENTER INC	400 ARTHUR GODFREY RD STE 402	MIAMI BEACH	FL	33140
MIAMI DIALYSIS CENTER	200 2ND AVE SW	MIAMI	OK	74354
MIAMI LAKES ARTIFICIAL KIDNEY CENTER	14600 NW 60TH AVE	MIAMI LAKES	FL	33014
MID-COLUMBIA KIDNEY CENTER	117 S THIRD AVE	PASCO	WA	99301
MIDDLEBURG HTS DIALYSIS	17800 JEFFERSON PARK STE 101	MIDDLEBURG HEIGHTS	OH	44130
MIDDLETOWN DIALYSIS CENTER	500 ROUTE 35 SOUTH UNION SQUARE PLAZA	RED BANK	NJ	7701
MID-OHIO DIALYSIS	2355 S HAMILTON ROAD	COLUMBUS	OH	43232
MIDTOWN DIALYSIS	121 LINDEN AVE	ATLANTA	GA	30308
MIDWEST CITY DIALYSIS CENTER	7221 E RENO AVE	MIDWEST CITY	OK	73110
MILFORD DIALYSIS CENTER	COUNTY COMMERCE CTR 10 BUIST RD	MILFORD	PA	18337
MILLEDGEVILLE DIALYSIS	400 S WAYNE ST	MILLEDGEVILLE	GA	31061
MINNEAPOLIS DIALYSIS UNIT	825 S EIGHTH ST STE SL42	MINNEAPOLIS	MN	55404
MINNEAPOLIS NE DIALYSIS	1049 10TH AVE SE	MINNEAPOLIS	MN	55414
MINNETONKA DIAYSIS UNIT	17809 HUTCHINS DR	MINNETONKA	MN	55345
MISSION DIALYSIS CENTER OF CHULA VISTA	1181 BROADWAY STE 5	CHULA VISTA	CA	91911
MISSION DIALYSIS CENTER OF EL CAJON	858 FLETCHER PARKWAY	EL CAJON	CA	92020
MISSION DIALYSIS CENTER OF OCEANSIDE	2227-B EL CAMINO REAL	OCEANSIDE	CA	92054
MISSION DIALYSIS CENTER OF SAN DIEGO	7007 MISSION GORGE RD 1ST FL	SAN DIEGO	CA	92120
MISSION HILLS DIALYSIS	2700 NORTH STANTON	EL PASO	TX	79902
MITCHELL DIALYSIS	QUEEN OF PEACE HOSPITAL 525 N FOSTER	MITCHELL	SD	57301
MOBILE DIALYSIS CENTER	9925 PAINTER AVE STE K	SANTA FE SPRINGS	CA	90605
MONCRIEF DIALYSIS CENTER	800 WEST 34TH ST STE 101	AUSTIN	TX	78705
MONTCLAIR DIALYSIS CENTER	5050 PALO VERDE ST STE 100	MONTCLAIR	CA	91763
MONTCLARE DIALYSIS CENTER	7009 W BELMONT	CHICAGO	IL	60634
MONTEREY PARK DIALYSIS CENTER	2560 CORPORATE PLACE STE 100	MONTEREY PARK	CA	91754
MONTEVIDEO DIALYSIS CENTER	MONTEVIDEO HOSPITAL 824 N 11TH ST	MONTEVIDEO	MN	56265
MOULTRIE DIALYSIS	2419 S MAIN ST	MOULTRIE	GA	31768
MOUNTAIN VISTA DIALYSIS CENTER	401-B E HIGHLAND AVE	SAN BERNARDINO	CA	92404
MT ADAMS KIDNEY CENTER	512 SECOND AVE	ZILLAH	WA	98953
MT DORA DIALYSIS	2735 WEST OLD US HWY 441	MT DORA	FL	32757
MT POCONO DIALYSIS	100 COMMUNITY DR STE 106	TOBYHANNA	PA	18466
MURRIETA DIALYSIS	25100 HANCOOCK AVENUE STE 101	MURRIETA	CA	92562
MUSKOGEE COMMUNITY DIALYSIS CENTER	2913 AZALEA PARK BLVD	MUSKOGEE	OK	74401
NAPA DIALYSIS CENTER	3900 BEL AIRE PLAZA	NAPA	CA	94558
NE WICHITA DIALYSIS CENTER	2630 N WEBB RD BLDG 100 STE 100	WICHITA	KS	67226
NEPHROLOGY CENTER OF AUGUSTA	1238 D’ANTIGNAC ST	AUGUSTA	GA	30901
NEPHROLOGY CENTER OF AUGUSTA PD	1218 D’ANTIGNAC ST	AUGUSTA	GA	30901
NEPHROLOGY CENTER OF LOUISVILLE	1011 PEACHTREE RD	LOUISVILLE	GA	30434

Center Name	Address	City	ST	Zip
NEPHROLOGY CENTER OF SOUTH AUGUSTA	1631 GORDON HIGHWAY STE 1B	AUGUSTA	GA	30906
NEPHROLOGY CENTER OF STATESBORO	4-B COLLEGE PLAZA FAIR RD	STATESBORO	GA	30458
NEPHROLOGY CENTER OF VIDALIA	1806 EDWINA DR	VIDALIA	GA	30474
NEPHROLOGY CENTER OF WAYNESBORO	163 S LIBERTY ST	WAYNESBORO	GA	30830
NEPTUNE DIALYSIS CENTER	2180 BRADLEY AVE	NEPTUNE	NJ	7753
NEW CENTER DIALYSIS	3011 W GRAND BLVD STE 650	DETROIT	MI	48202
NEW PORT RICHEY KIDNEY CENTER	4807 GRAND BLVD	NEW PORT RICHEY	FL	34652
NEW YORK UNITED DIALYSIS CENTER	406 BOSTON POST RD	PORT CHESTER	NY	10573
NEWNAN DIALYSIS	1565 EAST HIGHWAY 34 STE 130	NEWNAN	GA	30265
NEWPORT DIALYSIS	605 WEST NEWPORT PIKE	NEWPORT	DE	19804
NEWPORT NEWS DIALYSIS CENTER	700 NEWMARKET STE 100	NEWPORT NEWS	VA	23605
NEWTON DIALYSIS	204 NORTH 4TH STREET	NEWTON	IA	50208
NORFOLK DIALYSIS CENTER	962 NORFOLK SQUARE	NORFOLK	VA	23502
NORMAN DIALYSIS CENTER	1818 W LINDSEY ST BLDG B STE 104	NORMAN	OK	73069
NORTH GEORGIA DIALYSIS PD	11685 ALPHARETTA HWY STE 100	ROSWELL	GA	30076
NORTH HIGHLANDS DIALYSIS CENTER	4986 WATT AVE STE F	NORTH HIGHLANDS	CA	95660
NORTH HOUSTON DIALYSIS CENTER	129 LITTLE YORK	HOUSTON	TX	77076
NORTH LAS VEGAS DIALYSIS CENTER	2300 MCDANIEL ST	NORTH LAS VEGAS	NV	89030
NORTH OAKLAND DIALYSIS	450 N TELEGRAPH STE 600	PONTIAC	MI	48341
NORTH OAKLAND DIALYSIS ACUTES	450 N TELEGRAPH STE 600	PONTIAC	MI	48341
NORTH PALM BEACH DIALYSIS CENTER	3375 BURNS RD STE 101	PALM BEACH GARDENS	FL	33410
NORTHEAST PHILADELPHIA DIALYSIS CENTER	518 KNORR ST	PHILADELPHIA	PA	19111
NORTHLAKE DIALYSIS	1350 MONTREAL ROAD STE 200	TUCKER	GA	30084
NORTHSHORE ACUTES	106 MEDICAL CENTER DRIVE SUITE 101	SLIDELL	LA	70461
NORTHSHORE KIDNEY CENTER	106 MEDICAL CENTER DRIVE	SIDELL	LA	70461
NORTHSHORE/COVINGTON ACUTES	106 MEDICAL CENTER DRIVE SUITE 101	SLIDELL	LA	70461
NORTHSTAR DIALYSIS CENTER	380 W LITTLE YORK	HOUSTON	TX	77076
NORTHWEST BETHANY DIALYSIS CENTER	7800 NW 23RD ST STE A	BETHANY	OK	73008
NORTHWEST HOUSTON KIDNEY CENTER	11029 NW FREEWAY	HOUSTON	TX	77092
NORTHWEST INDIANA ACUTES	5521 W LINCOLN HWY SUITE 105	CROWN POINT	IN	46307
NORTHWEST SAN ANTONIO DIALYSIS CENTER	8132 FREDERICKSBURG RD	SAN ANTONIO	TX	78229
NORWALK DIALYSIS CENTER	12375 E IMPERIAL HWY STE D3	NORWALK	CA	90650
NOVI DIALYSIS	47250 W TEN MILE	NOVI	MI	48374
OAK CLIFF	2000 SOUTH LLEWELLYN AVE	DALLAS	TX	75224
OAK PARK DIALYSIS	13481 TEN MILE RD	OAK PARK	MI	48237
OAKLAND PERITONEAL DIALYSIS CENTER	2633 TELEGRAPH AVE STE 115	OAKLAND	CA	94612
OCALA REGIONAL KIDNEY CENTER-EAST	2870 SE 1ST AVE	OCALA	FL	34471
OCALA REGIONAL KIDNEY CENTER-NORTH	2620 W HWY 316	CITRA	FL	32113
OCALA REGIONAL KIDNEY CENTER-SOUTH	13940 US HWY 441 BLDG 400	LADY LAKE	FL	32159
OCALA REGIONAL KIDNEY CENTER-WEST	9401 SW HWY 200 BLDG 600	OCALA	FL	34481
OCEAN GARDEN DIALYSIS	1738 OCEAN AVE	SAN FRANCISCO	CA	94112
OKLAHOMA ACUTES	7806 NW 23RD STREET	BETHANY	OK	73008
OKLAHOMA CITY DIALYSIS CENTER	4140 W MEMORIAL RD STE 107	OKLAHOMA CITY	OK	73120
OKMULGEE DIALYSIS CENTER	1101 S BELMONT STE 204	OKMULGEE	OK	74447
OLYMPIA FIELDS DIALYSIS CENTER	4557B LINCOLN HWY STE B	MATTESON	IL	60443
OLYMPIC VIEW DIALYSIS CENTER	125 16TH AVE E CSB 5TH FL	SEATTLE	WA	98112
OMAHA ACUTE PROGRAM	4350 DEWEY AVENUE	OMAHA	NE	68105
OMNI DIALYSIS CENTER	9350 KIRBY DR STE 110	HOUSTON	TX	77054
ORANGE COUNTY ACUTE	16255 LAGUNA CANYON ROAD	IRVINE	CA	92618

Center Name	Address	City	ST	Zip
ORANGEVALE DIALYSIS CENTER	9267 GREENBACK LN STE A-2	ORANGEVALE	CA	95662
ORLANDO DIALYSIS	14050 TOWN LOOP BLVD STE 104	ORLANDO	FL	32837
ORLEANS METROPOLITAN DIALYSIS	3839 ULLOA STREET	NEW ORLEANS	LA	70119
OWENSBORO DIALYSIS	1930 EAST PARRISH AVENUE	OWENSBORO	KY	42303
OWINGS MILLS ACUTES	10 CROSSROADS DR STE 110	OWINGS MILLS	MD	21117
OWINGS MILLS DIALYSIS CENTER	10 CROSSROADS DR STE 110	OWINGS MILLS	MD	21117
PACIFIC COAST DIALYSIS CENTER	1416 CENTINELA AVE	INGLEWOOD	CA	90302
PAHRUMP DIALYSIS CENTER	1460 E CALVADA BLVD	PAHRUMP	NV	89048
PAINTSVILLE DIALYSIS	4750 KENTUCKY ROUTE 321 SOUTH	HAGER HILL	KY	41222
PALM BROOK DIALYSIS CENTER	14664 NORTH DEL WEBB BLVD	SUN CITY	AZ	85351
PALM DESERT DIALYSIS CENTER	41-501 CORPORATE WAY	PALM DESERT	CA	92260
PALMER DIALYSIS CENTER	30 COMMUNITY DR	EASTON	PA	18045
PALMERTON DIALYSIS CENTER	185C DELAWARE AVE	PALMERTON	PA	18071
PANAMA CITY DIALYSIS CENTER	615 HIGHWAY 231	PANAMA CITY	FL	32405
PAPAGO DIALYSIS	1401 N 24 ST STE 2	PHOENIX	AZ	85008
PARAMOUNT DIALYSIS CENTER	8319 ALONDRA BLVD	PARAMOUNT	CA	90723
PARK PLAZA DIALYSIS	G-1075 N BALLENGER HWY	FLINT	MI	48504
PARMA DIALYSIS CENTER	6735 AMES DRIVE	PARMA	OH	44129
PDI CADIEUX	6150 CADIEUX ROAD	DETROIT	MI	48224
PDI CAMC WEST VIRGINIA ACUTE	501 MORRIS STREET	CHARLESTON	WV	25301
PDI DOWNTOWN HOUSTON	1301 FANNIN STREET STE 170	HOUSTON	TX	77002
PDI EAST MONTGOMERY	6890 WINTON BLOUNT BLVD	MONTGOMERY	AL	36117
PDI EBENSBURG	236 JAMESWAY ROAD	EBENSBURG	PA	15931
PDI ELMORE	515 HOSPITAL DRIVE	WETUMPKA	AL	36092
PDI EPHRATA	67 WEST CHURCH STREET	STEVENS	PA	17578
PDI FITCHBURG	551 ELECTRIC AVENUE	FITCHBURG	MA	1420
PDI FORD ROAD	3905 FORD ROAD	PHILADELPHIA	PA	19131
PDI GRAND HAVEN	16964 ROBBINS RD	GRAND HAVEN	MI	49417
PDI GRAND RAPIDS	801 CHERRY ST SE	GRAND RAPIDS	MI	49506
PDI GRAND RAPIDS EAST	1230 EKHART ST NE	GRAND RAPIDS	MI	49503
PDI HIGHLAND PARK	64 VICTOR ST	HIGHLAND PARK	MI	48203
PDI JOHNSTOWN	344 BUDFIELD STREET	JOHNSTOWN	PA	15904
PDI LANCASTER	1412 EAST KING STREET	LANCASTER	PA	17602
PDI LANCASTER ACUTES	250 COLLEGE AVENUE ROOM 423	LANCASTER	PA	17603
PDI MIDDLESEX	100 RIVERVIEW CENTER STE 11	MIDDLETOWN	CT	6457
PDI MONTGOMERY	1001 FOREST AVENUE	MONTGOMERY	AL	36106
PDI NEWARK	571 CENTRAL AVENUE	NEWARK	NJ	7107
PDI NORTH HOUSTON	7115 NORTH LOOP EAST	HOUSTON	TX	77028
PDI PRATTVILLE	1815 GLYNWOOD DRIVE	PRATTVILLE	AL	36066
PDI ROCKY HILL	30 WATERCHASE DRIVE	ROCKY HILL	CT	6067
PDI ROOSEVELT PARK	1080 WEST NORTON AVENUE	MUSKEGON	MI	49441
PDI SELMA	201 LINCOLN LANE	SELMA	AL	36701
PDI SOUTH HOUSTON	5989 SOUTH LOOP EAST	HOUSTON	TX	77033
PDI WALNUT TOWER	834 WALNUT STREET	PHILADELPHIA	PA	19107
PDI WORCESTER	19 GLENNIE STREET	WORCESTER	MA	1605
PEARLAND DIALYSIS	6516 BROADWAY STE 122	PEARLAND	TX	77581
PEEKSKILL CORTLANDT DIALYSIS CENTER	2050 EAST MAIN STREET SUITE 15	CORTLANDT MANOR	NY	10657
PELHAM PARKWAY DIALYSIS CENTER	JACOBI MEDICAL CTR BLDG #5 1400 PELHAM PARKWAY SOUTH A-1	BRONX	NY	10461
PENDLETON DIALYSIS	7703 HIGHWAY 76	PENDLETON	SC	29670
PENINSULA DIALYSIS	2 BERNARDINE DRIVE	NEWPORT NEWS	VA	23602
PERALTA RENAL CENTER	450 30TH ST STE 306	OAKLAND	CA	94609
PERRY DIALYSIS CENTER	1027 KEITH DR	PERRY	GA	31069
PHENIX CITY DIALYSIS CENTER	1900 OPELIKA RD	PHENIX CITY	AL	36867
PHILADELPHIA ACUTES	111 SOUTH 11TH ST 4290 GIBBON BUILDING	PHILADELPHIA	PA	19107
PIEDMONT DIALYSIS	1575 NORTHSIDE DRIVE NW STE 365	ATLANTA	GA	30318
PIEDMONT DIALYSIS	2710 TELEGRAPH AVE STE 200	OAKLAND	CA	94612
PIKES PEAK DIALYSIS CENTER	2002 LELARAY ST STE 130	COLORADO SPRINGS	CO	80909

Center Name	Address	City	ST	Zip
PIKESVILLE	1496 REISTERSTOWN ROAD	PIKESVILLE	MD	21208
PIN OAK DIALYSIS	1302 PIN OAK RD	KATY	TX	77494
PINE ISLAND KIDNEY CENTER	1871 N PINE ISLAND RD	PLANTATION	FL	33322
PINECREST DIALYSIS	913 PINECREST DR	MARSHALL	TX	75670
PIPESTONE DIALYSIS	PIPESTONE CITY HOSPITAL 911 FIFTH AVE SW	PIPESTONE	MN	56164
PLACERVILLE DIALYSIS CENTER	3964 MISSOURI FLAT RD STE J	PLACERVILLE	CA	95667
PLEASANTON DIALYSIS CENTER	5720 STONERIDGE MALL RD SUITE 160	PLEASANTON	CA	94588
POCONO DIALYSIS CENTER	447 OFFICE PLAZA 100 PLAZA CT STE B	EAST STROUDSBURG	PA	18301
POMPANO BEACH ARTIFICIAL KIDNEY CENTER	1311 E ATLANTIC BLVD	POMPANO BEACH	FL	33060
PORT CHARLOTTE ARTIFICIAL KIDNEY CENTER	4300 KINGS HWY STE 406 BOX D17	PORT CHARLOTTE	FL	33980
PORT CHESTER DIALYSIS AND RENAL CENTER	38 BULKLEY AVE	PORT CHESTER	NY	10573
PORT WASHINGTON DIALYSIS CENTER	50 SEAVIEW BLVD	PORT WASHINGTON	NY	11050
PORTSMOUTH DIALYSIS	2000 HIGH ST	PORTSMOUTH	VA	23704
POTRERO HILL DIALYSIS CENTER	1750 CESAR CHAVEZ ST STE A	SAN FRANCISCO	CA	94124
PRATT DIALYSIS CENTER	203 WATSON STE 110	PRATT	KS	67124
PREMIER DIALYSIS CENTER	7612 ATLANTIC AVE	CUDAHY	CA	90201
PRINTER’S PLACE DIALYSIS CENTER	2802 INTERNATIONAL CIRCLE	COLORADO SPRINGS	CO	80910
P-SUNCOAST ACUTES	8143 STATE ROAD 54	NEW PORT RICHEY	FL	34655
PURCELLVILLE DIALYSIS CENTER	280 HATCHER AVE	PURCELLVILLE	VA	20132
PUYALLUP DIALYSIS	716C SOUTH HILL PARK DR	PUYALLUP	WA	98373
QUEENS DIALYSIS AT SOUTH FLUSHING	71-12 PARK AVE	FLUSHING	NY	11365
QUEENS DIALYSIS CENTER	118-01 GUY BREWER BLVD	JAMAICA	NY	11434
QUEENS VILLAGE DIALYSIS CENTER	222-02 HEMPSTEAD AVE STE 170	QUEENS	NY	11429
READING DIALYSIS CENTER	2201 DENGLER ST	READING	PA	19606
RED WING DIALYSIS UNIT	FAIRVIEW RED WING HOSPITAL 1407 W FOURTH ST	RED WING	MN	55066
REDDING DIALYSIS CENTER	1876 PARK MARINA DR	REDDING	CA	96001
REDWOOD FALLS DIALYSIS CENTER	100 FALLWOOD RD	REDWOOD FALLS	MN	56283
REIDSVILLE	1307 FREEWAY DRIVE	REIDSVILLE	NC	27320
RENAL CARE OF BOWIE	4861 TELSA DRIVE STES G-H	BOWIE	MD	20715
RENAL CARE OF BUFFALO	550 ORCHARD PARK RD	WEST SENECA	NY	14224
RENAL CARE OF LANHAM	8855 ANNAPOLIS RD STE 200	LANHAM	MD	20706
RENAL CARE OF SEAT PLEASANT	6274 CENTRAL AVE	SEAT PLEASANT	MD	20743
RENAL CARE OF TAKOMA PARK	831 UNIVERSITY BLVD E STE 11	SILVER SPRINGS	MD	20903
RENAL TREATMENT CENTERS-BATESVILLE	232 STATE ROAD 129 SOUTH	BATESVILLE	IN	47006
RENAL TREATMENT CENTERS-DERBY	250 W RED POWELL RD	DERBY	KS	67037
RENAL TREATMENT CENTERS-GARDEN CITY	310 WALNUT E LOWER LEVEL 2	GARDEN CITY	KS	67846
RENAL TREATMENT CENTERS-NEW ORLEANS	4528 FRERET ST	NEW ORLEANS	LA	70115
RENAL TREATMENT CENTERS-NEWTON	1223 WASHINGTON RD	NEWTON	KS	67114
RENAL TREATMENT CENTERS-PARSONS	1902 S HWY 59 BLDG B	PARSONS	KS	67357
RENAL TREATMENT CENTERS-WINFIELD	1315 E 4TH AVE	WINFIELD	KS	67156
RESTON DIALYSIS	1875 CAMPUS COMMONS DRIVE SUITE #110	RESTON	VA	20191
RIALTO DIALYSIS CENTER	1850 N RIVERSIDE AVE STE 150	RIALTO	CA	92376
RICHMOND ACUTE PROGRAM	1366 VICTORY BLVD	STATEN ISLAND	NY	10301
RICHMOND ACUTES-CT	384 RAYMOND ST	ROCKVILLE CENTER	NY	11570
RICHMOND ACUTES-NJ	1366 VICTORY BLVD	STATEN ISLAND	NY	10301
RICHMOND KIDNEY CENTER	1366 VICTORY BLVD	STATEN ISLAND	NY	10301

Center Name	Address	City	ST	Zip
RIVER CITY DIALYSIS	1970 NORTHWESTERN AVE	STILLWATER	MN	55082
RIVERDALE DIALYSIS CENTER	170 W 233RD ST	BRONX	NY	10463
RIVERPARK DIALYSIS	2010 SOUTH LOOP 336 WEST SUITE 200	CONROE	TX	77304
RIVERPOINT DIALYSIS	501 SW 7TH STREET SUITE B	DES MOINES	IA	50309
RIVERSIDE ACUTE	4361 LATHAM ST STE 100	RIVERSIDE	CA	92501
RIVERSIDE DIALYSIS CENTER	4361 LATHAM ST. SUITE 100	RIVERSIDE	CA	92501
RIVERTOWNE DIALYSIS	6192 OXON HILL RD 1ST FL	OXON HILL	MD	20745
RMS DISEASE MANAGEMENT	3 HAWTHORNE PARKWAY SUITE 410	VERNON HILLS	IL	60061
ROCK RIVER ACUTES	5970 CHURCHVIEW DR	ROCKFORD	IL	61107
ROCKFORD DIALYSIS	2400 NORTH ROCKTON AVENUE STE D-1	ROCKFORD	IL	61103
ROCKINGHAM ACUTE	251 WEST KINGS HWY	EDEN	NC	27288
ROCKVILLE DIALYSIS CENTER	14915 BROSCHART RD STE 100	ROCKVILLE	MD	20850
ROCKY RIVER DIALYSIS	20220 CENTER RIDGE RD STE 050	ROCKY RIVER	OH	44116
ROSEBUD DIALYSIS	1 SOLDIER CREEK RD	ROSEBUD	SD	57570
ROSEMEAD SPRINGS DIALYSIS CENTER	3212 ROSEMEAD BLVD	EL MONTE	CA	91731
SACRAMENTO MOBILE SERVICES	300 UNIVERSITY AVE STE 201	SACRAMENTO	CA	95825
SAGINAW DIALYSIS	1527 E GENESEE ST	SAGINAW	MI	48601
SALINAS VALLEY DIALYSIS CENTER	955 BLANCO CIR STE C	SALINAS	CA	93901
SALT LAKE ACUTES	1600 BIRCH WAY	FRANCIS	UT	84036
SAN ANTONIO DIALYSIS CENTER	1211 E COMMERCE	SAN ANTONIO	TX	78205
SAN LEANDRO DIALYSIS CENTER	198 E 14TH ST	SAN LEANDRO	CA	94577
SAN MATEO DIALYSIS CENTER	2000 SOUTH EL CAMINO REAL	SAN MATEO	CA	94403
SANTA ANA DIALYSIS CENTER	1820 E DEERE AVE	SANTA ANA	CA	92705
SAPULPA DIALYSIS	9647 RIDGEVIEW ST	TULSA	OK	74131
SATELLITE DIALYSIS CENTER-ACUTE	345 CONVENTION WY	REDWOOD CITY	CA	94063
SATELLITE DIALYSIS CENTER-BUSINESS DEVELOPMENT	345 CONVENTION WAY STE B	REDWOOD CITY	CA	94063
SATELLITE DIALYSIS CENTER-CLINICAL RESEARCH	345 CONVENTION WY STE B	REDWOOD CITY	CA	94063
SATELLITE DIALYSIS CENTER-EAST SAN JOSE	SATELLITE DIALYSIS CENTERS INC 2121 ALEXIAN DR STE 118-A	SAN JOSE	CA	95116
SATELLITE DIALYSIS CENTER-EMANUEL MED CENTER ACUTE	784 SATELLITE TRC EMANUEL HOSPITAL 825 DELBON AVE	TURLOCK	CA	95380
SATELLITE DIALYSIS CENTER-GOOD SAMARITAN	345 CONVENTION WY STE B	REDWOOD CITY	CA	94063
SATELLITE DIALYSIS CENTER-HEADQUARTERS	345 CONVENTION WAY	REDWOOD CITY	CA	94063
SATELLITE DIALYSIS CENTER-KAISER SANTA ROSA ACUTE	1255 N DUTTON AVE STE 2	SANTA ROSA	CA	95401
SATELLITE DIALYSIS CENTER-LARKSPUR	565 SIR FRANCIS DRAKE BLVD	GREENBRAE	CA	94904
SATELLITE DIALYSIS CENTER-LARKSPUR	565 SIR FRANCIS DRAKE BLVD	GREENBRAE	CA	94904
SATELLITE DIALYSIS CENTER-MODESTO	1208 FLOYD AVE STE B-8	MODESTO	CA	95350
SATELLITE DIALYSIS CENTER-MODESTO	1329 SPANOS COURT BLDG D	MODESTO	CA	95355
SATELLITE DIALYSIS CENTER-REDWOOD CITY	1410 MARSHALL ST	REDWOOD CITY	CA	94063
SATELLITE DIALYSIS CENTER-SANTA ROSA	1255 NORTH DUTTON AVE STE 2	SANTA ROSA	CA	95401
SATELLITE DIALYSIS CENTER-SANTA ROSA	1255 NORTH DUTTON AVE STE 2	SANTA ROSA	CA	95401
SATELLITE DIALYSIS CENTER-SEQUOIA ACUTE	345 CONVENTION WY	REDWOOD CITY	CA	94063
SATELLITE DIALYSIS CENTER-SONORA	136 E COLUMBIA WAY	SONORA	CA	95370
SATELLITE DIALYSIS CENTER-SONORA	136 EAST COLUMBIA WAY	SONORA	CA	95370
SATELLITE DIALYSIS CENTER-SOUTH COUNTY	7800 ARROYO CIRCLE	GILROY	CA	95020
SATELLITE DIALYSIS CENTER-SOUTH COUNTY	7800 ARROYO CIRCLE STE 100	GILROY	CA	95020
SATELLITE DIALYSIS CENTER-SOUTH SAN JOSE	393 BLOSSOM HILL RD SUITE 110	SAN JOSE	CA	95123

Center Name	Address	City	ST	Zip
SATELLITE DIALYSIS CENTER-SUNNYVALE	155 NORTH WOLFE RD	SUNNYVALE	CA	94086
SATELLITE DIALYSIS CENTER-SUNNYVALE (USE 1525)	155 N WOLFE RD	SUNNYVALE	CA	94086
SATELLITE DIALYSIS CENTER-TURLOCK	1729 NORTH OLIVE AVE STE 9	TURLOCK	CA	95382
SATELLITE DIALYSIS CENTER-WATSONVILLE	40 PENNY LANE	WATSONVILLE	CA	95076
SATELLITE DIALYSIS CENTER-WATSONVILLE	40 PENNY LN	WATSONVILLE	CA	95076
SATELLITE DIALYSIS CENTER-WEST SAN JOSE	1175 SARATOGA AVE STE 14	SAN JOSE	CA	95129
SATELLITE DIALYSIS-WINDSOR	911 MEDICAL CENTER PLAZA STE 16	WINDSOR	CA	95492
SAVANNAH ACUTE DIALYSIS	1020 DRAYTON STREET	SAVANNAH	GA	31401
SAVANNAH DIALYSIS	1020 DRAYTON STREET	SAVANNAH	GA	31401
SCOTTSBLUFF DIALYSIS CENTER	3812 AVE B	SCOTTSBLUFF	NE	69361
SCOTTSDALE DIALYSIS CENTER	4725 N SCOTTSDALE RD SUITE 100	SCOTTSDALE	AZ	85251
SENECA COUNTY DIALYSIS	65 ST FRANCIS ST	TIFFIN	OH	44883
SHAWNEE DIALYSIS CENTER	2508 N HARRISON	SHAWNEE	OK	74804
SHENANDOAH DIALYSIS	300 PERSHING AVENUE	SHENANDOAH	IA	51601
SHERMAN DIALYSIS CENTER	205 W LAMBERTH RD	SHERMAN	TX	75092
SHERWOOD	21035 SOUTH WEST PACIFIC HWY	SHERWOOD	OR	97140
SHINING STAR DIALYSIS	99 CANAL CENTER PLAZA STE G14	ALEXANDRIA	VA	22304
SHIPROCK DIALYSIS CENTER	US HWY 491 N	SHIPROCK	NM	87420
SIERRA ACUTE	1300 MURCHISON STE 115	EL PASO	TX	79902
SIERRA ROSE DIALYSIS CENTER	685 SIERRA ROSE DR	RENO	NV	89509
SIOUX FALLS ACUTES	825 S 8TH ST STE 400	MINNEAPOLIS	MN	55404
SIOUX FALLS COMMUNITY DIALYSIS UNIT	MCKENNAN HOSPITAL 800 E 21ST ST STE 4600	SIOUX FALLS	SD	57105
SKY RIDGE ACUTES	3247 SOUTH LINCOLN	ENGLEWOOD	CO	80110
SLIDELL III-TRINITY	1400 LINDBERG DR SUITE 101	SLIDELL	LA	70458
SLIDELL KIDNEY CARE	1150 ROBERT BLVD STE 240	SLIDELL	LA	70458
SOLEDAD DIALYSIS	901 LOS COCHES DR	SOLEDAD	CA	93960
SOMERSET DIALYSIS CENTER	240 CHURCHILL AVE	SOMERSET	NJ	8873
SOUNDVIEW DIALYSIS CENTER	1622-24 BRUCKNER BLVD	BRONX	NY	10473
SOUTH BRONX DIALYSIS CENTER	1940 WEBSTER AVE	BRONX	NY	10457
SOUTH BROOKLYN NEPHROLOGY CENTER	3915 AVENUE V STE 104	BROOKLYN	NY	11234
SOUTH BROWARD ARTIFICIAL KIDNEY CENTER	4401 HOLLYWOOD BLVD	HOLLYWOOD	FL	33021
SOUTH CHICO	2345 FOREST AVENUE	CHICO	CA	95928
SOUTH COLUMBUS	1216 STARK AVENUE	COLUMBUS	GA	31906
SOUTH COUNTY DIALYSIS	4145 UNION RD	ST LOUIS	MO	63129
SOUTH DENVER DIALYSIS CENTER	990 E HARVARD AVE	DENVER	CO	80210
SOUTH HAYWARD DIALYSIS	254 JACKSON ST	HAYWARD	CA	94544
SOUTH ILLINOIS/MISSOURI ACUTE PROGRAM	9700 MACKENZIE RD SUITE 225	ST LOUIS	MO	63123
SOUTH LAS VEGAS DIALYSIS CENTER	4711 INDUSTRIAL RD	LAS VEGAS	NV	89103
SOUTH PHILADELPHIA DIALYSIS CENTER	109 DICKINSON ST	PHILADELPHIA	PA	19147
SOUTH SACRAMENTO DIALYSIS CENTER	7000 FRANKLIN BLVD STE 880	SACRAMENTO	CA	95823
SOUTH SAN ANTONIO DIALYSIS	MISSION TERRACE OFFICE PARK 1313 SE MILITARY DR STE 111	SAN ANTONIO	TX	78214
SOUTH SAN FRANCISCO DIALYSIS CENTER	205 KENWOOD WAY	SOUTH SAN FRANCISCO	CA	94080
SOUTHEASTERN DIALYSIS CENTER—BURGAW	704 S DICKERSON ST PO BOX 1391	BURGAW	NC	28425
SOUTHEASTERN DIALYSIS CENTER—ELIZABETHTOWN	101 DIALYSIS DR	ELIZABETHTOWN	NC	28337
SOUTHEASTERN DIALYSIS CENTER—JACKSONVILLE	14 OFFICE PARK DR	JACKSONVILLE	NC	28546
SOUTHEASTERN DIALYSIS CENTER—KENANSVILLE	305 BEASLEY ST	KENANSVILLE	NC	28349

Center Name	Address	City	ST	Zip
SOUTHEASTERN DIALYSIS CENTER—SHALLOTTE	4740 SHALLOTTE AVE	SHALLOTTE	NC	28470
SOUTHEASTERN DIALYSIS CENTER—WHITEVILLE	608 PECAN LN	WHITEVILLE	NC	28472
SOUTHEASTERN DIALYSIS CENTER—WILMINGTON	2215 YAUPON DR	WILMINGTON	NC	28401
SOUTHERN HILLS DIALYSIS CENTER	9280 W SUNSET RD SUITE 110	LAS VEGAS	NV	89148
SOUTHERN PINES	209 WINDSTAR PLACE	SOUTHERN PINES	NC	28387
SOUTHFIELD DIALYSIS AT HOME	23077 GREENFIELD STE 104	SOUTHFIELD	MI	48075
SOUTHFIELD DIALYSIS CENTER	23077 GREENFIELD STE 104	SOUTHFIELD	MI	48075
SOUTHFIELD WEST DIALYSIS	SOUTHFIELD TECHNECENTER 21900 MELROSE BLDG 2	SOUTHFIELD	MI	48075
SOUTHSHORE ACUTES	4427 S ROBERTSON STREET SUITE 101	NEW ORLEANS	LA	70115
SOUTHWEST ATLANTA DIALYSIS CENTER	3620 MARTIN LUTHER KING DR	ATLANTA	GA	30331
SOUTHWEST OHIO DIALYSIS	215 SOUTH ALLISON AVENUE	XENIA	OH	45385
SOUTHWEST SAN ANTONIO DIALYSIS CENTER	7515 BARLITE BLVD	SAN ANTONIO	TX	78224
SPARKS DIALYSIS CENTER	2345 E PRATER WAY STE 100	SPARKS	NV	89434
SPRING BRANCH DIALYSIS	1425 BLALOCK ROOM 100	HOUSTON	TX	77055
SPRINGFIELD DIALYSIS	8350 A TRAFORD LN	SPRINGFIELD	VA	22152
ST CHARLES DIALYSIS CENTER	3600 PRYTANIA ST STE 83	NEW ORLEANS	LA	70115
ST CROIX FALLS DIALYSIS	744 LOUISIANA ST E	ST CROIX FALLS	WI	54024
ST LOUIS DIALYSIS CENTER	2610 CLARK AVE	ST LOUIS	MO	63103
ST LOUIS PARK DIALYSIS CENTER	3505 LOUISIANA AVE SOUTH	ST LOUIS PARK	MN	55426
ST MARY MEDICAL FACILITY	1205 LANGHORNE-NEWTON RD	LANGEHORNE	PA	19047
ST PAUL CAPITOL DIALYSIS	555 PARK ST STE 230	ST PAUL	MN	55103
ST PAUL DIALYSIS	555 PARK ST STE 180	ST PAUL	MN	55103
ST PAUL-RAMSEY ACUTE	825 S EIGHTH ST STE 400	MINNEAPOLIS	MN	55404
STERLING ACUTE	8501 ARLINGTON BLVD	FAIRFAX	VA	22031
STERLING DIALYSIS	46396 BENEDICT DR STE 100	STERLING	VA	20164
STILLWATER DIALYSIS CENTER	406 EAST HALL OF FAME AVE STE 300	STILLWATER	OK	74075
STILWELL DIALYSIS CENTER	319 N 2ND ST	STILWELL	OK	74960
SUMMERLIN DIALYSIS CENTER	653 TOWN CENTER BLDG 2 STE 70	LAS VEGAS	NV	89144
SUNRISE COMMUNITY DIALYSIS CLINIC	2951 SUNRISE BLVD STE 145	RANCHO CORDOVA	CA	95742
SUNRISE DIALYSIS CENTER	13039 HAWTHORNE BLVD	HAWTHORNE	CA	90250
SWANNANOA DIALYSIS CENTER	2305 US HIGHWAY 70	SWANNANOA	NC	28778
SYLVA DIALYSIS CENTER	655 ASHEVILLE HWY	SYLVA	NC	28779
TAHLEQUAH DIALYSIS CENTER	228 N BLISS AVE	TAHLEQUAH	OK	74464
TAMARAC ARTIFICIAL KIDNEY CENTER	7140 WEST MCNAB RD	TAMARAC	FL	33321
TAYLOR COUNTY DIALYSIS CENTER	101 KINGWOOD DR	CAMPBELLSVILLE	KY	42718
TELL CITY DIALYSIS	1602 MAIN STREET	TELL CITY	IN	47586
TEMECULA DIALYSIS CENTER	40945 COUNTY CENTER DR STE G	TEMECULA	CA	92591
TEXOMA ACUTE	1220 REBA MCENTIRE LANE	DENISON	TX	75020
THORNTON DIALYSIS CENTER	8800 FOX DR	THORNTON	CO	80260
TIMPANOGOS DIALYSIS CENTER	852 N 500 WEST STE 200	PROVO	UT	84604
TOKAY DIALYSIS CENTER	312 S FAIRMONT AVE STE A	LODI	CA	95240
TOMBALL DIALYSIS CENTER	27720-A TOMBALL PARKWAY	TOMBALL	TX	77375
TOTAL RENAL ACUTE SERVICES	7850 W SAMPLE ROAD	CORAL SPRINGS	FL	33065
TOTAL RENAL CARE AT RICHMOND COMMUNITY	1510 N 28TH ST STE 100	RICHMOND	VA	23223
TRANSMOUNTAIN DIALYSIS	5255 TRANSMOUNTAIN DRIVE SUITE B 18	EL PASO	TX	79924
TRANSPLANT CLINIC	HENNEPIN COUNTY MEDICAL CTR 914 S 8TH ST D-4	MINNEAPOLIS	MN	55404
TRC CHILDREN’S DIALYSIS CENTER	2611 N HALSTED	CHICAGO	IL	60614
TRC FAIRFAX DIALYSIS CENTER	8501 ARLINGTON BLVD STE 100	FAIRFAX	VA	22031
TRC GLENDORA DIALYSIS CENTER	120 W FOOTHILL BLVD	GLENDORA	CA	91741
TRC MED-CENTER DIALYSIS	5610 ALMEDA DR	HOUSTON	TX	77004

Center Name	Address	City	ST	Zip
TRC/USC KIDNEY CENTER	2310 ALCAZAR ST	LOS ANGELES	CA	90033
TRC-PINE CITY	LAKESIDE MEDICAL CENTER 129 E 6TH AVE	PINE CITY	MN	55063
TRI PARISH CHRONIC RENAL CENTER	2345 ST CLAUDE AVE	NEW ORLEANS	LA	70117
TUBA CITY DIALYSIS	500 EDGEWATER DR	TUBA CITY	AZ	86045
TULSA DIALYSIS CENTER	4436 S HARVARD	TULSA	OK	74135
TUSTIN DIALYSIS	2090 N TUSTIN AVE STE 100	SANTA ANA	CA	92705
UCLA ACUTE DIALYSIS	10833 LE CONTE AVE CHS ROOM 54-180	LOS ANGELES	CA	90095
UCLA DIALYSIS CENTER	200 UCLA MEDICAL PLAZA STE 565	LOS ANGELES	CA	90095
UCLA HARBOR DIALYSIS	21602 S VERMONT AVE	TORRANCE	CA	90502
UNION CITY DIALYSIS	32930 ALVARADO NILES RD STE 300	UNION CITY	CA	94587
UNION GAP DIALYSIS	1236 AHTANUM RIDGE DR AHTANUM RIDGE BUSINESS PARK	UNION GAP	WA	98903
UNION PLAZA DIALYSIS CENTER	810 FIRST STREET NE STE 100	WASHINGTON	DC	20002
UNITED DIALYSIS CENTER	3111 LONG BEACH BLVD	LONG BEACH	CA	90807
UNIVERSITY CAPD	300 UNIVERSITY AVE STE 122	SACRAMENTO	CA	95825
UNIVERSITY DIALYSIS CENTER	300 UNIVERSITY AVE STE 103	SACRAMENTO	CA	95825
UNIVERSITY DIALYSIS UNIT RIVERSIDE	606 24TH AVE S STE 701	MINNEAPOLIS	MN	55454
UNIVERSITY PARK DIALYSIS CENTER	3986 S FIGUEROA ST	LOS ANGELES	CA	90037
UPLAND DIALYSIS	ONE MED CTR BLVD STE 120	UPLAND	PA	19013
UPSTATE DIALYSIS CENTER	308 MILLS AVE	GREENVILLE	SC	29605
UTAH VALLEY DIALYSIS CENTER	1134 N 500 WEST STE 104	PROVO	UT	84604
VACAVILLE DIALYSIS CENTER	1241 ALAMO DR STE 7	VACAVILLE	CA	95687
VALLEY DIALYSIS	16149 HART ST	VAN NUYS	CA	91406
VALLEY VIEW DIALYSIS CENTER	26900 CACTUS AVE	MORENO VALLEY	CA	92555
VENICE DIALYSIS CENTER	816 PINEBROOK RD	VENICE	FL	34292
VICTORIA DIALYSIS CENTER	1405 VICTORIA STATION	VICTORIA	TX	77901
VIRGINIA BEACH DIALYSIS CENTER	740 INDEPENDENCE CIRCLE	VIRGINIA BEACH	VA	23455
WACONIA DIALYSIS FACILITY	490 MAPLE ST STE 110	WACONIA	MN	55387
WALNUT CREEK DIALYSIS CENTER	108 LA CASA VIA STE 106	WALNUT CREEK	CA	94598
WARSAW DIALYSIS CENTER	213 W COLLEGE ST	WARSAW	NC	28398
WASATCH ACUTES	852 N 500 WEST STE 200	PROVO	UT	84604
WASHINGTON ACUTES	2615 SW TRENTON ST	SEATTLE	WA	98126
WASHINGTON DIALYSIS CENTER	154 WASHINGTON PLAZA	WASHINGTON	GA	30673
WASHINGTON PARISH DIALYSIS	724 WASHINGTON ST	FRANKLINTON	LA	70438
WASHINGTON PLAZA DIALYSIS CENTER	516-522 E WASHINGTON BLVD	LOS ANGELES	CA	90015
WATERLOO DIALYSIS CENTER	4200 N LAMAR STE 100	AUSTIN	TX	78756
WAYNE COUNTY ACUTE PROGRAM	2403 WAYNE MEMORIAL DRIVE	GOLDSBORO	NC	27530
WAYNESVILLE DIALYSIS CENTER	11 PARK TERRACE DR	CLYDE	NC	28721
WEAVERVILLE DIALYSIS	329 MERRIMON AVE	WEAVERVILLE	NC	28787
WEST BOUNTIFUL DIALYSIS	724 WEST 500 S STE 300	WEST BOUNTIFUL	UT	84087
WEST BOUNTIFUL DIALYSIS AT HOME	724 WEST 500 S STE 300	WEST BOUNTIFUL	UT	84087
WEST DES MOINES DIALYSIS	6800 LAKE DRIVE SUITE 185	DES MOINES	IA	50266
WEST DETROIT DIALYSIS	12950 W CHICAGO	DETROIT	MI	48228
WEST ST PAUL DIALYSIS UNIT	1555 LIVINGSTON AVE	WEST ST PAUL	MN	55118
WEST TEXAS DIALYSIS	1250 E CLIFF BLDG B	EL PASO	TX	79902
WEST VIRGINIA DIALYSIS	167 STOLLINGS AVENUE	LOGAN	WV	25601
WESTBANK CHRONIC RENAL CENTER	4422 GENERAL MEYER AVE STE 103	NEW ORLEANS	LA	70131
WESTERN HOME DIALYSIS	1750 PIERCE ST STE A	LAKEWOOD	CO	80214
WESTMINSTER DIALYSIS CENTER	9053 HARLAN ST STE 90	WESTMINSTER	CO	80031
WESTON DIALYSIS CENTER	2685 EXECUTIVE PARK DR SUITE 1	WESTON	FL	33331
WESTWOOD DIALYSIS CENTER	2615 SW TRENTON ST	SEATTLE	WA	98126
WHEATON DIALYSIS CENTER	WHEATON PARK SHOPPING CTR 11941 GEORGIA AVE	WHEATON	MD	20902
WHITE PLAINS DIALYSIS CENTER	200 HAMILTON AVE STE 13B	WHITE PLAINS	NY	10601
WHITESIDE	2600 NORTH LOCUST SUITE D—DIALYSIS UNIT	STERLING	IL	61081
WHITTIER DIALYSIS	10055 WHITTWOOD DRIVE	WHITTIER	CA	90603
WICHITA ACUTES	909 N TOPEKA	WICHITA	KS	67214
WICHITA DIALYSIS CENTER	909 N TOPEKA	WICHITA	KS	67214

Center Name	Address	City	ST	Zip
WICHITA PD PROGRAM	909 N TOPEKA	WICHITA	KS	67214
WILMINGTON DIALYSIS CENTER	RIVERSIDE MEDICAL ARTS COMPLEX 700 LEA BLVD G-2	WILMINGTON	DE	19802
WILSHIRE DIALYSIS	1212 WILSHIRE BLVD	LOS ANGELES	CA	90017
WINTER HAVEN DIALYSIS CENTER	400 SECURITY SQUARE	WINTER HAVEN	FL	33880
WOODBURY DIALYSIS UNIT	1850-3 WEIR DR	WOODBURY	MN	55125
WOODLAND DIALYSIS CENTER	912 WOODLAND DR STE B	ELIZABETHTOWN	KY	42701
WOODLAND KENTUCKY ACUTE PROGRAM	912 WOODLAND DR STE B	ELIZABETHTOWN	KY	42701
WOODSTOCK DIALYSIS	2001 PROFESSIONAL PARKWAY STE 100	WOODSTOCK	GA	30188
X’TREME TEAM EAST (MA) RGN 21—PDI	19 GLENNIE ST SUITE A	WORCESTER	MA	1605
YAKIMA DIALYSIS CENTER	1221 NORTH 16TH AVE	YAKIMA	WA	98902
YONKERS DIALYSIS CENTER	575 YONKERS AVE	YONKERS	NY	10704
YPSILANTI DIALYSIS	WASHTENAW FOUNTAIN PLAZA 2766 WASHTENAW RD	YPSILANTI	MI	48197
YUBA CITY DIALYSIS CENTER	1007 LIVE OAK BLVD STE B-4	YUBA CITY	CA	95991